Exhibit 8

              Forms of Participation Agreements:
              (d)      Neuberger Berman Advisers Management Trust
              (e)      Oppenheimer Variable Account Funds
              (f)      Deutsche Asset Management VIT Funds
              (g)      Franklin Templeton Variable Insurance Products Trust
              (h)      Van Eck Worldwide Insurance Trust


                          FUND PARTICIPATION AGREEMENT

         THIS AGREEMENT made as of the day of , 2002, by and between NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("TRUST"), a Delaware business trust, ADVISERS MANAGERS TRUST (Managers Trust"), a New York common law trust, NEUBERGER BERMAN MANAGEMENT INCORPORATED (" N B MANAGEMENT"), a New York corporation, and AMERITAS VARIABLE LIFE INSURANCE COMPANY ("LIFE COMPANY"), a life insurance company organized under the laws of the State of Virginia.

         WHEREAS, TRUST and MANAGERS TRUST are registered with the Securities and Exchange Commission ("MSEC") under the Investment Company Act of 1940, as amended ("40 Act") as open-end, diversified management investment companies; and

         WHEREAS, TRUST is organized as a series fund comprised of several portfolios ("Portfolios"), the currently available of which are listed on Appendix A hereto; and

         WHEREAS, MANAGERS TRUST is organized as a series fund, comprised of several portfolios ("Series"), the currently operational of which are listed on Appendix A hereto; and

         WHEREAS, each Portfolio of TRUST will invest all of its net investable assets in a corresponding Series of MANAGERS TRUST; and

         WHEREAS, TRUST was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts of such life insurance companies ("Participating Insurance Companies") and also offers its shares to certain qualified pension and retirement plans; and

         WHEREAS, TRUST has received an order from the SEC, dated May 5, 1995 (File No. 812-9164), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the '40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the TRUST to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans (the "Order"); and

         WHEREAS, LIFE COMPANY has established or will establish one or more separate accounts ("Separate Accounts") to offer Variable Contracts and is desirous of having TRUST as one of the underlying funding vehicles for such Variable Contracts; and

         WHEREAS, N B MANAGEMENT is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934, as amended; and

         WHEREAS, N B MANAGEMENT is the administrator and distributor of the shares of each Portfolio of TRUST and investment manager of the corresponding Series of MANAGERS TRUST; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase shares of TRUST to fund the aforementioned Variable Contracts and TRUST is authorized to sell such shares to LIFE COMPANY at net asset value;

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         NOW, THEREFORE, in consideration of their mutual promises, LIFE
COMPANY, TRUST , MANAGERS TRUST and N B MANAGEMENT agree as follows:

                         Article I. SALE OF TRUST SHARES

         1.1 TRUST agrees to make available to the Separate Accounts of LIFE COMPANY shares of the selected Portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in TRUST's Prospectus.

         1.2 TRUST agrees to sell to LIFE COMPANY those shares of the selected Portfolios of TRUST which LIFE COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the order for the shares of TRUST. For purposes of this Section 1.2, LIFE COMPANY shall be the designee of TRUST for receipt of such orders from LIFE COMPANY and receipt by such designee shall constitute receipt by TRUST; provided that TRUST receives notice of such order by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which TRUST calculates its net asset value pursuant to the rules of the SEC.

         1.3 TRUST agrees to redeem for cash, on LIFE COMPANY's request, any full or fractional shares of TRUST held by LIFE COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the request for redemption. For purposes of this Section 1.3, LIFE COMPANY shall be the designee of TRUST for receipt of requests for redemption from LIFE COMPANY and receipt by such designee shall constitute receipt by TRUST; provided that TRUST receives notice of such request for redemption by 9:30 a.m. New York time on the next following Business Day.

         1.4 TRUST shall furnish, on or before the ex-dividend date, notice to LIFE COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolio of TRUST. LIFE COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. TRUST shall notify LIFE COMPANY of the number of shares so issued as payment of such dividends and distributions.

         1.5 TRUST shall make the net asset value per share for the selected Portfolio(s) available to LIFE COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. If TRUST provides LIFE COMPANY with materially incorrect share net asset value information through no fault of LIFE COMPANY, LIFE COMPANY on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

         1.6 At the end of each Business Day, LIFE COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, LIFE COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of TRUST shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to TRUST by LIFE COMPANY by 9:30 a.m. New York Time on the Business Day next following LIFE COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof.

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

         1.7 If LIFE COMPANY's order requests the purchase of TRUST shares, LIFE COMPANY shall pay for such purchase by wiring federal funds to TRUST or its designated custodial account on the day the order is transmitted by LIFE COMPANY. If LIFE COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to LIFE COMPANY, TRUST shall wire the redemption proceeds to LIFE COMPANY by the next Business Day, unless doing so would require TRUST to dispose of portfolio securities or otherwise incur additional costs, but in such event, proceeds shall be wired to LIFE COMPANY within seven days and TRUST shall notify the person designated in writing by LIFE COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York Time the same Business Day that LIFE COMPANY transmits the redemption order to TRUST. If LIFE COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another fund administered or distributed by N B MANAGEMENT, TRUST shall so apply such proceeds the same Business Day that LIFE COMPANY transmits such order to TRUST .

         1.8 TRUST agrees that all shares of the Portfolios of TRUST will be sold only to Participating Insurance Companies which have agreed to participate in TRUST to fund their Separate Accounts and/or to certain qualified pension and other retirement plans, all in accordance with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the Portfolios of TRUST will not be sold directly to the general public.

         1.9 TRUST may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of the shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Trustees of TRUST, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, deemed necessary and in the best interests of the shareholders of such Portfolios.

                   Article II. REPRESENTATIONS AND WARRANTIES

         2.1 LIFE COMPANY represents and warrants that it is an insurance company duly organized and in good standing under the laws of Virginia and that it has legally and validly established each Separate Account as a segregated asset account under such laws, and that The Advisers Group, Inc., the principal underwriter for the Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934.

         2.2 LIFE COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the '40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

         2.3 LIFE COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933 (the "33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and further that the sale of the Variable Contracts shall comply in all material respects with state insurance law suitability requirements.

         2.4 LIFE COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify TRUST immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.5 TRUST represents and warrants that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the '33 Act and sold in accordance with all applicable federal and state laws, and TRUST shall be registered under the '40 Act prior to and at the time of any issuance or sale of such shares. TRUST shall amend its registration statement under the '33 Act and the '40 Act from time to time as required in order to effect the continuous offering of its shares. TRUST shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary.

         2.6 TRUST represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

         2.7 TRUST represents and warrants that each Portfolio invested in by the Separate Account is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify LIFE COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

                  Article III. PROSPECTUS AND PROXY STATEMENTS

         3.1 TRUST shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials) prospectuses and statements of additional information of TRUST. TRUST shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

         3.2 TRUST will bear the printing costs (or duplicating costs with respect to the statement of additional information) and mailing costs associated with the delivery of the following TRUST (or individual Portfolio) documents, and any supplements thereto, to existing Variable Contract owners of LIFE COMPANY who have elected to participate in the series:

                  (i)    prospectuses and statements of additional information;
                  (ii)   annual and semi-annual reports; and
                  (iii)  proxy materials.

                  LIFE COMPANY will submit any bills for printing, duplicating and/or mailing costs, relating to the TRUST documents described above, to TRUST for reimbursement by TRUST. LIFE COMPANY shall monitor such costs and shall use its best efforts to control these costs. LIFE COMPANY will provide TRUST on a semi-annual basis, or more frequently as reasonably requested by TRUST, with a current tabulation of the number of existing Variable Contract owners of LIFE COMPANY whose Variable Contract values are invested in TRUST. This tabulation will be sent to TRUST in the form of a letter signed by a duly authorized officer of LIFE COMPANY attesting to the accuracy of the information contained in the letter. If requested by LIFE COMPANY, the TRUST shall provide such documentation (including a final copy of the TRUST's prospectus as set in type or in camera-ready copy) and other assistance as is reasonably necessary in order for LIFE COMPANY to print together in one document the current prospectus for the Variable Contracts issued by LIFE COMPANY and the current prospectus for the TRUST. Should LIFE COMPANY wish to print any of these documents in a format different from that provided by TRUST, LIFE COMPANY shall provide

Trust with sixty (60) days' prior written notice and LIFE COMPANY shall bear the cost associated with any format change.

         3.3 TRUST will provide, at its expense, LIFE COMPANY with the following TRUST (or individual Portfolio) documents, and any supplements thereto, with respect to prospective Variable Contract owners of LIFE COMPANY:

               (i) camera-ready copy of the current prospectus for printing by the LIFE COMPANY;
               (ii)  a copy of the statement of
                     additional information suitable for duplication;
               (iii) camera-ready copy of proxy material suitable for printing;
                     and
               (iv) camera-ready copy of the annual and semi-annual reports for printing by the LIFE COMPANY.

         3.4 TRUST will provide LIFE COMPANY with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios promptly after the filing of each such document with the SEC or other regulatory authority. LIFE COMPANY will provide TRUST with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account promptly after the filing of each such document with the SEC or other regulatory authority.

                           Article IV. SALES MATERIALS

         4.1 LIFE COMPANY will furnish, or will cause to be furnished, to TRUST and N B MANAGEMENT, each piece of sales literature or other promotional material in which TRUST , MANAGERS TRUST or N B MANAGEMENT is named, at least fifteen
(15) Business Days prior to its intended use. No such material will be used if TRUST, MANAGERS TRUST or N B MANAGEMENT objects to its use in writing within ten
(10) Business Days after receipt of such material.

         4.2 TRUST and N B MANAGEMENT will furnish, or will cause to be furnished, to LIFE COMPANY, each piece of sales literature or other promotional material in which LIFE COMPANY or its Separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if LIFE COMPANY objects to its use in writing within ten (10) Business Days after receipt of such material.

         4.3 TRUST and its affiliates and agents shall not give any information or make any representations on behalf of LIFE COMPANY or concerning LIFE COMPANY, the Separate Accounts, or the Variable Contracts issued by LIFE COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by LIFE COMPANY or its designee, except with the written permission of LIFE COMPANY.

         4.4 LIFE COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of TRUST or concerning TRUST other than the information or representations contained in a registration statement or prospectus for TRUST, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by TRUST or its designee, except with the written permission of TRUST.

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

         4.5 For purposes of this Article IV, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. rules, the '40 Act or the '33 Act.

                         Article V. POTENTIAL CONFLICTS

         5.1 The Board of Trustees of TRUST and MANAGERS TRUST (the "Boards") will monitor TRUST and MANAGERS TRUST, respectively, (collectively the "Funds"), for the existence of any material irreconcilable conflict between the interests of the Variable Contract owners of Participating Insurance Company Separate Accounts investing in the Funds. A material irreconcilable conflict may arise for a variety of reasons, including: (a) state insurance regulatory authority action; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard voting instructions of Variable Contract owners.

         5.2 LIFE COMPANY will report any potential or existing conflicts to the Boards. LIFE COMPANY will be responsible for assisting each appropriate Board in carrying out its responsibilities under the Conditions set forth in the notice issued by the SEC for the Funds on April 12, 1995 (the "Notice") (Investment Company Act Release No. 21003), which LIFE COMPANY has reviewed, by providing each appropriate Board with all information reasonably necessary for it to consider any issues raised. This responsibility includes, but is not limited to, an obligation by LIFE COMPANY to inform each appropriate Board whenever Variable Contract owner voting instructions are disregarded by LIFE COMPANY. These responsibilities will be carried out with a view only to the interests of the Variable Contract owners.

         5.3 If a majority of the Board of a Fund or a majority of its disinterested trustees or directors, determines that a material irreconcilable conflict exists, affecting the LIFE COMPANY, LIFE COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of disinterested trustees or directors), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including: (a) withdrawing the assets allocable to some or all of the Separate Accounts from the Funds or any series thereof and reinvesting those assets in a different investment medium, which may include another series of TRUST or MANAGERS TRUST, or another investment company or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., Variable Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account. If a material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at the election of the relevant Fund, to withdraw its Separate Account's investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

                  For the purposes of this Section 5.3, a majority of the disinterested members of the applicable Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the relevant Fund or N B MANAGEMENT (or any other investment adviser of the Funds) be required to establish a new funding medium for any Variable Contract. Further, LIFE COMPANY shall not be required by this Section
5.3 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially affected by the irreconcilable material conflict.

         5.4 Any Board's determination of the existence of an irreconcilable material conflict and its 1mplications shall be made known promptly and in writing to LIFE COMPANY.

         5.5 No less than annually, LIFE COMPANY shall submit to the Boards such reports, materials or data as such Boards may reasonably request so that the Boards may fully carry out the obligations imposed upon them by these Conditions. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the applicable Boards.

                               Article VI. VOTING

         6.1 LIFE COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the '40 Act as requiring pass-through voting privileges for Variable Contract owners. This condition will apply to UIT -Separate Accounts investing in TRUST and to managed separate accounts investing in MANAGERS TRUST to the extent a vote is required with respect to matters relating to MANAGERS TRUST. Accordingly, LIFE COMPANY, where applicable, will vote shares of a Fund held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. LIFE COMPANY will be responsible for assuring that each of its Separate Accounts that participates in any Fund calculates voting privileges in a manner consistent with other participants as defined in the Conditions set forth in the Notice ("Participants"). The obligation to calculate voting privileges in a manner consistent with all other Separate Accounts investing in a Fund will be a contractual obligation of all Participants under the agreements governing participation in the Funds. Each Participant will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as its votes those shares for which it has received voting instructions.

         6.2 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the '40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Order, then TRUST, MANAGERS TRUST and/or the Participants, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

                          Article VII. INDEMNIFICA TION

         7 .1 Indemnification by LIFE COMPANY. LIFE COMPANY agrees to indemnify and hold harmless TRUST, MANAGERS TRUST, N B MANAGEMENT and each of their Trustees, directors, officers, employees and agents and each person, if any, who controls TRUST or MANAGERS TRUST or N B MANAGEMENT within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified

Parties" for purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY, which consent shall not be unreasonably withheld) or litigation (including lega1 and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares or the Variable Contracts and:

          (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Variable Contracts or contained in the Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY by or on behalf of TRUST for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of TRUST not supplied by LIFE COMPANY, or persons under its control) or wrongful conduct of LIFE COMPANY or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of TRUST or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to TRUST by or on behalf of LIFE COMPANY; or

          (d) arise as a result of any failure by LIFE COMPANY to substantially provide the services and furnish the materials under the terms of this Agreement; or

          (e) arise out of or result from any material breach of any representation and/or warranty made by LIFE COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY.

         7.2 LIFE COMPANY shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to TRUST, whichever is applicable.

         7.3 LIFE COMPANY shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified LIFE COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such

Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY of any such claim shall not relieve LIFE COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, LIFE COMPANY shall be entitled to participate at its own expense in the defense of such action. LIFE COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from LIFE COMPANY to such party of LIFE COMPANY's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and LIFE COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         7 .4 Indemnification by N B MANAGEMENT: N B MANAGEMENT agrees to indemnify and hold harmless LIFE COMPANY and each of its directors, officers, employees, and agents and each person, if any, who controls LIFE COMPANY within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties" for the purposes of this Article VII) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of N B MANAGEMENT which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares or the Variable Contracts and:

          (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of TRUST (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to N B MANAGEMENT or TRUST by or on behalf of LIFE COMPANY for use in the registration statement or prospectus for TRUST or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable contracts or TRUST shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by N B MANAGEMENT or persons under its control) or wrongful conduct of TRUST or N B MANAGEMENT or persons under their control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY for inclusion therein by or on behalf of TRUST; or

          (d) arise as a result of (i) a failure by TRUST to substantially provide the services and furnish the materials under the terms of this Agreement; or (ii) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of Section 817(h) of the Code; or (iii) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a regulated investment company" under Subchapter M of the Code; or

          (e) arise out of or result from any material breach of any representation and/or warranty made by N B MANAGEMENT in this Agreement or arise out of or result from any other material breach of this Agreement by N B MANAGEMENT.

         7.5 N B MANAGEMENT shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to LIFE COMPANY.

         7.6 N B MANAGEMENT shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified N B MANAGEMENT in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify N B MANAGEMENT of any such claim shall not relieve N B MANAGEMENT from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, N B MANAGEMENT shall be entitled to participate at its own expense in the defense thereof . N B MANAGEMENT also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from N B MANAGEMENT to such party of N B MANAGEMENT'S election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and N B MANAGEMENT will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party Independently in connection with the defense thereof other than reasonable costs of investigation.

                         Article VIII. TERM; TERMINATION

         8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

         8.2 This Agreement shall terminate in accordance with the following provisions:

          (a) At the option of LIFE COMPANY or TRUST at any time from the date hereof upon 120 days' notice, unless a shorter time is agreed to by the parties;

          (b) At the option of LIFE COMPANY, if TRUST shares are not reasonably available to meet the requirements of the Variable Contracts as determined by LIFE COMPANY. Prompt notice of election to terminate shall be furnished by LIFE COMPANY, said termination to be effective ten days after receipt of notice unless TRUST makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

          (c) At the option of LIFE COMPANY, upon the institution of formal proceedings against TRUST by the SEC, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in LIFE COMPANY's reasonable judgment, materially impair TRUST's ability to meet and perform TRUST's obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by LIFE COMPANY with said termination to be effective upon receipt of notice;

          (d) At the option of TRUST, upon the institution of formal proceedings against LIFE COMPANY by the SEC, the National Association of Securities Dealers, Inc., or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in TRUST's reasonable judgment, materially impair LIFE COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by TRUST with said termination to be effective upon receipt of notice;

          (e) In the event TRUST's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by LIFE COMPANY. Termination shall be effective upon such occurrence without notice;

          (f) At the option of TRUST if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if TRUST reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by LIFE COMPANY;

          (g) At the option of LIFE COMPANY, upon TRUST's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of LIFE COMPANY within ten days after written notice of such breach is delivered to TRUST;

          (h) At the option of TRUST, upon LIFE COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of TRUST within ten days after written notice of such breach is delivered to LIFE COMPANY;

          (i} At the option of TRUST, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

          (j) In the event this Agreement is assigned without the prior written consent of LIFE COMPANY, TRUST, MANAGERS TRUST and N B MANAGEMENT, termination shall be effective immediately upon such occurrence without notice.

         8.3 Notwithstanding any termination of this Agreement pursuant to
Section 8.2 hereof, TRUST at its option may elect to continue to make available additional TRUST shares, as provided below, for so long as TRUST desires pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, if TRUST so elects to make additional TRUST shares available, the owners of the Existing Contracts or LIFE COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in TRUST, redeem investments in TRUST and/or invest in TRUST upon the payment of additional premiums under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 8.2 hereof, TRUST and N B MANAGEMENT, as promptly as is practicable under the circumstances, shall notify LIFE COMPANY whether TRUST elects to continue to make TRUST shares available after such termination. If TRUST shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either TRUST or LIFE COMPANY may terminate the Agreement, as so continued pursuant to this Section 8.3, upon sixty (60) days prior written notice to the other party.

         8.4 Except as necessary to implement Variable Contract owner initiated transactions, or as required by state insurance laws or regulations, LIFE COMPANY shall not redeem the shares attributable to the Variable Contracts (as opposed to the shares attributable to LIFE COMPANY's assets held in the Separate Accounts), and LIFE COMPANY shall not prevent Variable Contract owners from allocating payments to a Portfolio that was otherwise available under the Variable Contracts, until thirty (30) days after the LIFE COMPANY shall have notified TRUST of its intention to do so.

                               Article IX. NOTICES

                  Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                  If to TRUST, MANAGERS TRUST or N B MANAGEMENT:
                           Neuberger Berman Management Incorporated
                           605 Third Avenue
                           New York, NY 10158-0006
                           Attention: Ellen Metzger, General Counsel

                  If to LIFE COMPANY:
                           Ameritas Variable Life Insurance Company
                           5900 "O" Street
                           Lincoln, NE 68510
                           Attention: General Counsel

         Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

                            Article X. MISCELLANEOUS

         10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. Nothing herein shall be construed to apply New York Insurance Law to LIFE COMPANY.

         10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

         10. 5 The parties agree that the assets and liabilities of each Series are separate and distinct from the assets and liabilities of each other Series. No Series shall be liable or shall be charged for any debt, obligation or liability of any other Series. No Trustee, officer or agent shall be personally liable for such debt, obligation or liability of any Series or Portfolio and no Portfolio or other investor, other than the Portfolio or other investors investing in the Series which incurs a debt, obligation or liability, shall be liable therefor .

         10.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         10.8 No provision of this Agreement may be 1ended or modified in any manner except by a written agreement properly authorized and executed by TRUST, MANAGERS TRUST, N B MANAGEMENT and the LIFE COMPANY.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.

                                               NEUBERGER BERMAN
                                               ADVISERS MANAGEMENT TRUST

                                               By:
                                               Name:
                                               Title:


                                               ADVISERS MANAGERS TRUST

                                               By:
                                               Name:
                                               Title:


                                               NEUBERGER BERMAN
                                               MANAGEMENT INCORPORATED

                                               By:
                                               Name:
                                               Title:


                                               AMERITAS VARIABLE LIFE INSURANCE
                                               COMPANY

                                               By:
                                               Name:    William J. Atherton
                                               Title:   President and COO

                                   Appendix A

Neuberger Berman Advisers                                       Corresponding Series of
Management Trust and its Series (Portfolios)                    Advisers Managers Trust (Series)
--------------------------------------------                    --------------------------------
Balanced Portfolio                                              AMT Balanced Investments

Government Income Portfolio                                     AMT Government Income Investments

Growth Portfolio                                                AMT Growth Investments

Limited Maturity Bond Portfolio                                 AMT Limited Maturity Bond Investments

Liquid Asset Portfolio                                          AMT Liquid Asset Investments

Partners Portfolio                                              AMT Partners Investments

                                   Appendix B

      Separate Accounts

      Ameritas Variable Separate Account VL
      Ameritas Variable Separate Account VA

      Selected Portfolios

      Neuberger Berman Advisers Management Trust Growth Portfolio
      Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio Neuberger Berman Advisers Management Trust Partners Portfolio

                             PARTICIPATION AGREEMENT

                                      Among

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS.
                             OPPENHEIMERFUNDS. INC.
                                       and

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                  THIS AGREEMENT (the "Agreement"), made and entered into as of the th day of , 2002 by and among Ameritas Variable Life Insurance Company (hereinafter the "Company"), on its own behalf and on behalf of each separate account of the Company named in Schedule 1 to this agreement, as may be amended from time to time by mutual consent (hereinafter collectively the "Accounts"), Oppenheimer Variable Account Funds (hereinafter the "Fund") and OppenheimerFunds, Inc. (hereinafter the "Adviser").

                  WHEREAS, the Fund is an open-end management investment company and is available to act as the investment vehicle for separate accounts now in existence or to be established at any date hereafter for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") offered by insurance companies (hereinafter "Participating Insurance Company");

                  WHEREAS. the beneficial interest in the Fund is divided into several series of shares. each designated a "Portfolio", and each representing the interests in a particular managed pool of securities and other assets; WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission. dated July 16, 1986 (File No.812-6324 ) granting Participating Insurance Company and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Mixed and Shared Funding Exemptive Order");

                  WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act");

                  WHEREAS, the Adviser is duly registered as an investment adviser under the federal Investment Advisers Act of 1940;

                  WHEREAS, the Company has registered or will register certain variable annuity and/or life insurance contracts under the 1933 Act (hereinafter "Contracts") (unless an exemption from registration is available);

                  WHEREAS. the Accounts are or will be duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable contracts (the Contract(s) and the Account(s) covered by the Agreement are specified in Schedule 2 attached hereto. as may be modified by mutual consent from time to time);

                  WHEREAS. the Company have registered or will register the Accounts as unit investment trusts under the 1940 Act (unless an exemption from registration is available);

                  WHEREAS. to the extent permitted by applicable insurance laws and regulations. the Company intend to purchase shares in the Portfolios (the Portfolios covered by this Agreement are specified in Schedule 3 attached hereto as may be modified by mutual consent from time to time), on behalf of the Accounts to fund the Contracts named in Schedule 2, as may be amended from time to time by mutual consent, and the Fund is authorized to sell such shares to unit investment trusts such as the Accounts at net asset value; and

                  NOW THEREFORE. in consideration of their mutual promises. the Fund, the Adviser and the Company agree as follows:

ARTICLE I.        Sale of Fund Shares

                  1.1. The Fund agrees to sell to the Company those shares of the Fund which the Company orders on behalf of the Account. executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives written (or facsimile) notice of such order by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.
                  1.2. The Company shall pay for Fund shares on the next Business Day after it places an order to purchase Fund shares in accordance with
Section 1.1 hereof. Payment shall be in federal funds transmitted by wire or by a credit for any shares redeemed.
                  1.3. The Fund agrees to make Fund shares available for purchase at the applicable net asset value per share by the Company for their separate Accounts listed in Schedule I on those days on which the Fund calculates its net asset value pursuant to rules of the SEC; provided, however, that the Board of Trustees of the Fund (hereinafter the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of their fiduciary duties under federal and any applicable state laws. in the best interests of the shareholders of any Portfolio.

                  1.4. The Fund agrees to redeem, upon the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this
Section 1.4, the Company shall be the designee of the Fund for receipt of requests for redemption and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives written (or facsimile) notice of such request for redemption by 9:30 a.m., New York time on the next following Business Day. Payment shall be made within the time period specified in the Fund's prospectus or statement of additional information, in federal funds transmitted by wire to the Company's account as designated by the Company in writing from time to time.
                  1.5. The Company shall pay for the Fund shares on the next Business Day after an order to purchase shares is made in accordance with the provisions of Section 1.4 hereof. Payment shall be in federal funds transmitted by wire pursuant to the instructions of the Fund's treasurer or by a credit for any shares redeemed.
                  1.6. The Company agrees to purchase and redeem the shares of the Portfolios named in Schedule 3 offered by the then current prospectus and statement of additional information of the Fund in accordance with the provisions of such prospectus and statement of additional information. The Company shall not permit any person other than a Contract owner to give instructions to the Company which would require the Company to redeem or exchange shares of the Fund.

ARTICLE II.       Sales Material. Prospectuses and Other Reports
                  2.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or the Adviser is named, at least ten Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably object to such use within ten Business Days after receipt of such material: "Business Day" shall mean any day in which the New York Stock Exchange is open for trading and in which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.
                  2.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sale literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund.
                  2.3. For purposes of this Article II, the phrase "sales literature or other promotional material" means advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboard or electronic media), and sales literature (such as brochures, circulars, market letters and form letters), distributed or made generally available to customers or the public.

                  2.4. The Fund shall provide a copy of its current prospectus for the portfolios named in Schedule 3 within a reasonable period of its filing date, and provide other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is supplemented or amended) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document (such printing to be at the Company's expense). The Adviser shall be permitted to review and approve the typeset form of the Fund's Prospectus prior to such printing.
                  2.5. The Fund or the Adviser shall provide the Company with either: (i) a copy of the Fund's proxy material, reports to shareholders, other information relating to the Fund necessary to prepare financial reports, and other communications to shareholders for printing and distribution to Contract owners at the Company's expense, or (ii) camera ready and/or printed copies, if appropriate, of such material for distribution to Contract owners at the Company's expense, within a reasonable period of the filing date for definitive copies of such material. The Adviser shall be permitted to review and approve the typeset form of such proxy material and shareholder reports prior to such printing provided such materials have been provided within a reasonable period.

ARTICLE III.      Fees and Expenses

                  3.1. The F und and Adviser shall pay no fee or other compensation to the Company under this agreement, and the Company shall pay no fee or other compensation to the Fund or Adviser, except as provided herein.
                  3.2. If the Fund or the Adviser elects to have the Company withdraw the Account's investment in the Fund for reasons other than the existence of a material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Fund, then the Fund or the Advisor shall pay the Company's out of pocket costs of obtaining a substitution order. All other expenses incident to performance by each party of its respective duties under this Agreement shall be paid by that party. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares. preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, and the preparation of all statements and notices required by any federal or state law.
                  3.3. The Company shall bear the expenses of typesetting, printing and distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.
                  3.4. In the event the Fund adds one or more additional Portfolios and the parties desire to make such Portfolios available to the respective Contract owners as an underlying investment medium, a new Schedule 3 or an amendment to this Agreement shall be executed by the parties authorizing the issuance of shares of the new Portfolios to the particular Account. The amendment may also provide for the sharing of expenses for the establishment of new Portfolios among Participating

Insurance Companies desiring to invest in such Portfolios and the provision of funds as the initial investment in the new Portfolios.

ARTICLE IV.       Potential Conflicts
                  4.1. The Board of Trustees of the Fund (the "Board") will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons. including: (a) an action by any state insurance regulatory authority;
(b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of Contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.
                  4.2. The Company has reviewed a copy of the Mixed and Shared Funding Exemptive order, and in particular, has reviewed the conditions to the requested relief set forth therein. The Company agrees to be bound by the responsibilities of a participating insurance company as set forth in the Mixed and Shared Funding Exemptive Order, including without limitation the requirement that the Company report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities in monitoring such conflicts under the Mixed and Shared Funding Exemptive Order, by providing the Board in a timely manner with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded and by confirming in writing. at the Fund's request, that the Company are unaware of any such potential or existing material irreconcilable conflicts.
                  4.3. If it is determined by a majority of the Board, or a majority of its disinterested Trustees. that a material irreconcilable conflict exists. the Company shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to an including: ( 1 ) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium. including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Company) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

                  4.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of the six month period the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Fund.
                  4.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period. the Fund shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Fund. subject to applicable regulatory limitation.
                  4.6. For purposes of Sections 4.3 through 4.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 4.3 to establish a new funding medium for Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the particular Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

ARTICLE V.        Applicable Law
                  5.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.
                  5.2. This Agreement shall be subject to the provisions of the 1933,1934 and 1940 Acts. and the rules and regulations and rulings thereunder, including such exemptions from those statutes. rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE VI.       Termination

                  6.1 This Agreement shall terminate with respect to some or all Portfolios:
                           (a)  at the option of any party upon six month's
advance written notice to the other parties;
                           (b)  at the option of the Company to the extent that
shares of Portfolios are not reasonably available to meet the requirements of its Contracts or are not appropriate funding vehicles for the Contracts, as determined by the Company reasonably and in good faith. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished by the Company; or ( c ) as provided in Article IV
                  6.2. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 6.1 (a) may be exercised for cause or for no cause.

ARTICLE VII.      Notices
                  Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify to the other party.

                           If to the Fund:
                                    Oppenheimer Variable Account Funds
                                    c/o OppenheimerFunds, Inc.
                                    498 7th Avenue, 10th Floor
                                    New York, NY 10018
                                    Attn: Legal Department

                           If to the Adviser:
                                    OppenheimerFunds. Inc.
                                    498 7th Avenue, 10th Floor
                                    New York, NY 10018
                                    Attn: General Counsel

                           If to the Company:
                                    Ameritas Variable Life Insurance Company
                                    5900 "O" Street
                                    Lincoln, NE 68510
                                    Attn:  General Counsel

ARTICLE VIII. Miscellaneous
                  8.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.
                  8.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.
                  8.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
                  8.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
                  8.5. Each party hereto shall cooperate with, and promptly notify each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.
                  8.6. The rights. remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights. remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.
                  8.7. It is understood by the parties that this Agreement is not an exclusive arrangement in any respect.
                  8.8. The Company and the Adviser each understand and agree that the obligations of the Fund under this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund and the Fund's property; the Company and the Adviser each represent that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder liability for acts or obligations of the Fund.
                  8.9. This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.
                  8.10. This Agreement sets forth the entire agreement between the parties and supercedes all prior communications. agreements and understandings, oral or written. between the parties regarding the subject matter hereof.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed as of the date specified below.

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                     By:______________________________
                                            William J. Atherton
                                     Title: President and COO
                                     Date:


                                     OPPENHEIMER VARIABLE ACCOUNT FUNDS

                                     By:

                                     Print:
                                     Title:
                                     Date:


                                     OPPENHEIMERFUNDS, INC.

                                     By:

                                     Print:
                                     Title:
                                     Date:

                                   SCHEDULE l

Ameritas Variable Separate Account VL ("Separate Account VL")
Ameritas Variable Separate Account VA ("Separate Account VA")

                                   SCHEDULE 2

Variable Contracts:

Allocator 2000
Allocator 2000 Annuity
Regent 2000
Executive Select
AVLIC Designer Annuity

                                   SCHEDULE 3

Portfolios of Oppenheimer Variable Account Funds:

OppenheimerFunds Capital Appreciation Fund/VA
OppenheimerFunds Aggressive Growth Fund/VA
OppenheimerFunds Main Street Growth & Income Fund/VA
OppenheimerFunds High Income Fund/VA
OppenheimerFunds Strategic Bond Fund/VA

                          PARTICIPATION AGREEMENT AMONG
                     DEUTSCHE ASSET MANAGEMENT VIT FUNDS AND
                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

         THIS AGREEMENT made as of the__________ day of________________ , 2002 by and among DEUTSCHE ASSET MANAGEMENT VIT FUNDS ("TRUST"), a Massachusetts business trust, DEUTSCHE ASSET MANAGEMENT, INC. ("ADVISER"), a New York banking corporation, and AMERITAS VARIABLE LIFE INSURANCE COMPANY ("AVLIC"), a life insurance company organized under the laws of the Commonwealth of Virginia.

         WHEREAS, TRUST is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "40 Act"), as an open-end, diversified management investment company; and

         WHEREAS, TRUST is comprised of several series funds (each a "Portfolio"), with those Portfolios currently available being listed on Appendix A hereto; and

         WHEREAS, TRUST was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts ("Separate Accounts") of such life insurance companies ("Participating Insurance Companies"); and

         WHEREAS, TRUST may also offer its shares to certain qualified pension and retirement plans ("Qualified Plans"); and

         WHEREAS, TRUST has received an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the `40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the TRUST to be sold to and held by Variable Contract Separate Accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans ("Exemptive Order"); and

         WHEREAS, AVLIC has established or will establish one or more Separate Accounts to offer Variable Contracts and is desirous of having TRUST as one of the underlying funding vehicles for such Variable Contracts; and

         WHEREAS, ADVISER is a "bank" as defined in the Investment Advisers Act of 1940, as amended (the " Advisers Act") and as such is excluded from the definition of "Investment Adviser" and is not required to register as an investment adviser pursuant to the Advisers Act; and

         WHEREAS, ADVISER serves as the TRUST's investment adviser; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, AVLIC intends to purchase shares of TRUST to fund the aforementioned Variable Contracts and TRUST is authorized to sell such shares to AVLIC at such shares' net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, AVLIC, TRUST, and ADVISER agree as follows:

                         Article I. SALE OF TRUST SHARES

         1.1 TRUST agrees to make available to the separate Accounts of AVLIC shares of the selected portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in TRUST's Registration Statement.

         1.2 TRUST agrees to sell to AVLIC those shares of the selected Portfolios of TRUST which AVLIC orders, executing such orders on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the order for the shares of TRUST. For purposes of this Section 1.2, AVLIC shall be the designee of TRUST for receipt of such orders from the designated separate Account and receipt by such designee shall constitute receipt by TRUST; provided that AVLIC receives the order by 4:00 p.m. New York time and TRUST receives notice from AVLIC by telephone or facsimile (or by such other means as TRUST and AVLIC may agree in writing) of such order by 8:00 a.m. New York time on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which TRUST calculates its net asset value pursuant to the rules of the SEC.

         1.3 TRUST agrees to redeem on AVLIC's request, any full or fractional shares of TRUST held by AVLIC, executing such requests on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the request for redemption, in accordance with the provisions of this Agreement and TRUST's Registration statement. (In the event of a conflict between the provisions of this Agreement and the Trust's Registration Statement, the provisions of the Registration Statement shall govern.) For purposes of this
Section 1.3, AVLIC shall be the designee of TRUST for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by TRUST; provided that AVLIC receives the request for redemption by 4:00 p.m. New York time and TRUST receives notice from AVLIC by telephone or facsimile (or by such other means as TRUST and AVLIC may agree in writing) of such request for redemption by 9:00 a.m. New York time on the next Business Day.

         1.4 TRUST shall furnish, as soon as it is announced by the applicable Fund, and no later than each ex-dividend date, notice to AVLIC of any income dividends or capital gain distributions payable on the shares of any Portfolio of TRUST. AVLIC hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. TRUST shall notify AVLIC or its designee of the number of shares so issued as payment of such dividends and distributions, and, as applicable, ex-date, record date, payable date, distribution rate per share, record date share balances, cash and invested payment amounts, and all other information reasonably requested by AVLIC.

         1.5 TRUST shall make the net asset value per share for the selected Portfolio(s) available to AVLIC on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. In the event that adjustments are required to correct any error in the computation of the net asset value of Portfolio shares, TRUST shall promptly notify AVLIC after discovering the need for any adjustments which result in a reimbursement of $150 or more to the Account for a Portfolio. Notification may be made orally or via direct or indirect systems access. The letter shall be written on TRUST letterhead, or the letterhead of TRUST'S administrator, and must state for each day for which an error occurred the incorrect price, the correct price, and to the extent communicated to the Portfolio's shareholder, the reason for the price change. TRUST agrees that AVLIC may send this in writing, or a derivation thereof (so long as the deviation is approved in advance by TRUST, which approval shall not unreasonable be withheld) to Contract owners who are affected by the price change.

         1.6 If the Account received amounts in excess of the amounts to which it would otherwise have been entitled prior to an adjustment for an error, AVLIC, upon request by TRUST, will make a good faith attempt to collect such excess amounts from the accounts of the Contract owners. In no event, however, shall AVLIC be liable to TRUST for any such amounts.

         1.7 If an adjustment is to be made in accordance with subsection 1.5 above to correct an error which has caused the Account to receive an amount less that that to which it is entitled, TRUST shall make all necessary adjustments (within the parameters specified in section 1.9) to the shares owned in the Account and, to the extent of any underpayment, distribute to AVLIC the amount of such underpayment for credit to the accounts of the Contract owners.

         1.8 At the end of each Business Day, AVLIC shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, AVLIC shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of TRUST shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to TRUST by AVLIC by 8:00 a.m. New York Time on the Business Day next following AVLIC's receipt of such requests and premiums in accordance with the terms of Sections
1.2 and 1.3 hereof.

         1.9 If AVLIC's order requests the purchase of TRUST shares, AVLIC shall pay for such purchase by wiring federal funds to TRUST or its designated custodial account on the day the order is transmitted by AVLIC. If AVLIC's order requests a net redemption resulting in a payment of redemption proceeds to AVLIC, TRUST shall use its best efforts to wire the redemption proceeds to AVLIC by the next Business Day, unless doing so would require TRUST to dispose of Portfolio securities or otherwise incur additional costs. In any event, proceeds shall be wired to AVLIC within the time period permitted by the `40 Act or the rules, orders or regulations thereunder, and TRUST shall notify the person designated in writing by AVLIC as the recipient for such notice of such delay by 3:00 p.m. New York Time on the same Business Day that AVLIC transmits the redemption order to TRUST. If AVLIC's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Fund advised by ADVISER, TRUST shall so apply such proceeds on the same Business Day that AVLIC transmits such order to TRUST.

         1.10 TRUST agrees that all shares of the Portfolios of TRUST will be sold only to Participating Insurance Companies which have agreed to participate in TRUST to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h)(4) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the TRUST's Portfolios will not be sold directly to the general public.

         1.11 TRUST may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of the shares of or liquidate any Portfolio of TRUST if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Trustees of the TRUST (the "Board"), acting in good faith and in light of its duties under federal and any applicable state laws, deemed necessary, desirable or appropriate and in the best interests of the shareholders of such Portfolios.

         1.12 Issuance and transfer of Portfolio shares will be by book entry only. Stock certificates will not be issued to AVLIC or the Separate Accounts. Shares ordered from Portfolio will be recorded in appropriate book entry titles for the Separate Accounts.

         1.13 TRUST agrees to provide AVLIC a statement of TRUST's assets as soon as practicable and in any event within 30 days after the end of each calendar quarter.

                   Article II. REPRESENTATIONS AND WARRANTIES

         2.1 AVLIC represents and warrants that it is an insurance company duly organized and in good standing under the laws of the Commonwealth of Virginia and that it has legally and validly established each Separate Account as a segregated asset account under such laws, and that The Advisors Group, the principal underwriter for the Variable Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "34 Act").

         2.2 AVLIC represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the `40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the variable Contracts, unless an exemption from registration is available.

         2.3 AVLIC represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933 (the "33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts, and that the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws (including all applicable blue sky laws) and further that the sale of the Variable Contracts shall comply in all material respects with applicable state insurance law suitability requirements.

         2.4 AVLIC represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify TRUST immediately upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.5 TRUST represents and warrants that the Fund shares offered and sold pursuant to this Agreement will be registered under the `33 Act and sold in accordance with all applicable federal laws, and TRUST shall be registered under the `40 Act prior to and at the time of any issuance or sale of such shares. TRUST, subject to Section 1.9 above, shall amend its registration statement under the `33Act and the `40 Act from time to time as required in order to effect the continuous offering of its shares. TRUST shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by TRUST.

         2.6 TRUST represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify AVLIC immediately upon having a reasonable basis for believing any Portfolio has ceased to comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

         2.7 TRUST represents and warrants that each Portfolio invested in by the Separate Account will be treated as a "regulated investment company" under Subchapter M of the Code, and will notify AVLIC immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

         2.8 ADVISER represents and warrants that it shall perform its obligations hereunder in compliance in all material respects with any applicable state and federal laws.

                  Article III,. PROSPECTUS AND PROXY STATEMENTS

         3.1 TRUST shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of TRUST. TRUST shall bear the costs of registration and qualification of shares of the portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

         3.2 TRUST or its designee shall provide AVLIC, free of charge, with as many copies of the current prospectus (or prospectuses), statements of additional information, annual and semi-annual reports and proxy statements for the shares of the Portfolios as AVLIC may reasonably request for distribution to existing Variable Contract owners whose Variable Contracts are funded by such shares. TRUST or its designee shall provide AVLIC, at AVLIC's expense, with as many copies of the current prospectus (or prospectuses) for the shares as AVLIC may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by AVLIC, TRUST or its designee shall provide such documentation (including a "camera ready" copy of the current prospectus (or prospectuses) as set in type or, at the request of AVLIC, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once a year (or more frequently if the prospectus (or prospectuses) for the shares is supplemented or amended) to have the prospectus for the Variable Contracts and the prospectus (or prospectuses), for the TRUST shares printed together in one document. The expenses of such printing will be apportioned between AVLIC and TRUST in proportion to the number of pages of the Variable Contract and TRUST prospectus, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; TRUST shall bear the cost of printing the TRUST prospectus portion of such document for distribution only to owners of existing Variable Contracts funded by the TRUST shares and AVLIC shall bear the expense of printing the portion of such documents relating to the Separate Account; provided, however, AVLIC shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Variable Contracts not funded by the shares. In the event that AVLIC requests that TRUST or its designee provide TRUST's prospectus in a "camera ready" or diskette format, TRUST shall be responsible for providing the prospectus (or prospectuses) in the format in which it is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus (or prospectuses) in such format (e.g. typesetting expenses), and AVLIC shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

         3.3 TRUST will provide AVLIC with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios promptly after the filing of each such document with the SEC or other regulatory authority. AVLIC will provide TRUST with at least one complete copy of all prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a separate Account promptly after the filing of each such document with the SEC or other regulatory authority.

                           Article IV .SALES MATERIALS

         4.1 AVLIC will furnish, or will cause to be furnished, to TRUST and ADVISER, each piece of sales literature or other promotional material in which TRUST or ADVISER is named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if TRUST or ADVISER objects to its use in writing within ten (10) Business Days after receipt of such material.

         4.2 TRUST and ADVISER will furnish, or will cause to be furnished, to AVLIC, each piece of sales literature or other promotional material in which AVLIC or its separate Accounts are named, at least fifteen (15) Business Days prior to its intended use. No such material will be used if AVLIC objects to its use in writing within ten (10) Business Days after receipt of such material.

         4.3 TRUST and its affiliates and agents shall not give any information or make any representations on behalf of AVLIC or concerning AVLIC, the Separate Accounts, or the Variable Contracts issued by AVLIC, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by AVLIC or its designee, except with the written permission of AVLIC.

         4.4 AVLIC and its affiliates and agents shall not give any information or make any representations on behalf of TRUST or concerning TRUST other than the information or representations contained in a registration statement or prospectus for TRUST, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by TRUST or its designee, except with the written permission of TRUST.

         4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. ("NASD") rules, the `40 Act, the `33 Act or rules thereunder.

                         Article V. POTENTIAL CONFLICTS

         5.1 The parties acknowledge that TRUST has received an order from the SEC granting relief from various provisions of the `40 Act and the rules thereunder to the extent necessary to permit TRUST shares to be sold to and held by Variable Contract separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans. The Exemptive Order requires TRUST and each participating Insurance Company to comply with conditions and undertakings substantially as provided in this Section 5. The TRUST will not enter into a participation agreement with any other Participating Insurance Company unless it imposes the same conditions and undertakings as are imposed on AVLIC hereby.

         5.2 The Board will monitor TRUST for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts and with participants of Qualified Plans investing in TRUST. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of TRUST are being managed; (e) a difference in voting instructions given by Variable Contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of Variable Contract owners and (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of plan participants.

         5.3 AVLIC will report any potential or existing conflicts of which it becomes aware to the Board. AVLIC will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the AVLIC to inform the Board whenever it has determined to disregard Variable Contract owner voting instructions. These responsibilities of AVLIC will be carried out with a view only to the interests of the Variable Contract owners.

         5.4 If a majority of the Board or majority of its disinterested Trustees, determines that a material irreconcilable conflict exists affecting AVLIC, AVLIC, at its expense and to the extent reasonably practicable (as determined by a majority of the Board's disinterested Trustees), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from TRUST or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another portfolio of TRUST, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected variable Contract owners and as appropriate, segregating the assets of any appropriate group (i.e., variable annuity or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of AVLIC's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, AVLIC may be required, at the election of TRUST, to withdraw the separate Account's investment in TRUST, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

         For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will TRUST or ADVISER (or any other investment adviser of TRUST) be required to establish a new funding medium for any Variable Contract. Further, AVLIC shall not be required by this Section 5.4 to establish a new funding medium for any Variable contracts if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict.

         5.5 The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to AVLIC.

         5.6 No less than annually, AVLIC shall submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations. Such reports, materials, and data shall be submitted more frequently if deemed appropriate by the Board.

                               Article VI. VOTING

         6.1 AVLIC will provide pass-through voting privileges to all Variable Contract owners so long as the SEC continues to interpret the `40 Act as requiring pass-through voting privileges for Variable Contract owners. Accordingly, AVLIC, where applicable, will vote shares of the Portfolio held in its Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. AVLIC will be responsible for assuring that each of its Separate Accounts that participates in TRUST calculates voting privileges in a manner consistent with other Participating Insurance Companies. AVLIC will vote shares for which it has not received timely voting instructions, as well as shares it owns, in the same proportion as its votes those shares for which it has received voting instructions.

         6.2 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the `40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then TRUST, and/or the participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

                          Article VII. INDEMNIFICATION

         7.1 Indemnification by AVLIC. AVLIC agrees to indemnify and hold harmless TRUST, ADVISER and each of their Trustees, directors, principals, officers, employees and agents and each person, if any, who controls TRUST or ADVISER within the meaning of Section 15 of the `33 Act (Collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AVLIC, which consent shall not be unreasonably withheld) or litigation or threatened litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares or the Variable Contracts and:

         (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Variable Contracts or contained in the Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to AVLIC by or on behalf of TRUST for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

         (b) arise out of or result from (i) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of TRUST not supplied by AVLIC, or persons under its control) or (ii) wrongful conduct of AVLIC or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

         (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of TRUST or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to TRUST by or on behalf of AVLIC; or

         (d) arise as a result of any failure by AVLIC to provide substantially the services and furnish the materials under the terms of this Agreement; or

         (e) arise out of or result from any material breach of any representation and/or warranty made by AVLIC in this Agreement or arise out of or result from any other material breach of this Agreement by AVLIC.

         7.2 AVLIC shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified party to the extent that such losses, claims, damages, liabilities or litigation are attributable to such Indemnified party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified party's duties or by reason of such indemnified party's reckless disregard of obligations or duties under this Agreement.

         7.3 AVLIC shall not be liable under this indemnification provision with respect to any claim made against an Indemnified party unless such Indemnified party shall have notified AVLIC in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify AVLIC of any such claim shall not relieve AVLIC from any liability which it may have to the Indemnified party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified party, AVLIC shall be entitled to participate at its own expense in the defense of such action. AVLIC also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from AVLIC to such party of AVLIC's election to assume the defense thereof, the Indemnified party shall bear the fees and expenses of any additional counsel retained by it, and AVLIC will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         7.4 Indemnification by TRUST. TRUST agrees to indemnify and hold harmless AVLIC and each of its directors, officers, employees, and agents and each person, if any, who controls AVLIC within the meaning of Section 15 of the `33 Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of TRUST which consent shall not be unreasonably withheld) or litigation or threatened litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares or the variable Contracts and:

         (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of TRUST (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to ADVISER or TRUST by or on behalf of AVLIC for use in the registration statement or prospectus for TRUST or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

         (b) arise out of or result from (i) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by ADVISER or TRUST or persons under its control) or (ii) gross negligence or wrongful conduct or willful misfeasance of TRUST or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

         (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to AVLIC for inclusion therein by or on behalf of TRUST; or

         (d) arise as a result of (i) a failure by TRUST to provide substantially the services and furnish the materials under the terms of this Agreement; or (ii) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of
         Section 817(h) of the Code; or (iii) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a "regulated investment company" under Subchapter M of the Code; or

         (e) arise out of or result from any material breach of any representation and/or warranty made by TRUST in this Agreement or arise out of or result from any other material breach of this Agreement by TRUST .

         7.5 TRUST shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent that such losses, claims, damages, liabilities or litigation are attributable to such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         7.6 TRUST shall not be liable under this indemnification provision with respect to any claim made against an Indemnified party unless such Indemnified Party shall have notified TRUST in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified party shall have received notice of such service on any designated agent), but failure to notify TRUST of any such claim shall not relieve TRUST from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified parties, TRUST shall be entitled to participate at its own expense in the defense thereof. TRUST also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from TRUST to such party of TRUST's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and TRUST will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                         Article VIII. TERM: TERMINATION

         8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

         8.2 This Agreement shall terminate in accordance with the following provisions:

         (a) At the option of AVLIC or TRUST at any time from the date hereof upon 180 days' notice, unless a shorter time is agreed to by the parties;

         (b) At the option of AVLIC, if TRUST shares are not reasonably available to meet the requirements of the Variable Contracts as determined by AVLIC. Prompt notice of election to terminate shall be furnished by AVLIC, said termination to be effective ten days after receipt of notice unless TRUST makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

         (c) At the option of AVLIC, upon the institution of formal proceedings against TRUST by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in AVLIC's reasonable judgment, materially impair TRUST's ability to meet and perform TRUST's obligations and duties hereunder. prompt notice of election to terminate shall be furnished by AVLIC with said termination to be effective upon receipt of notice;

         (d) At the option of TRUST, upon the institution of formal proceedings against AVLIC and/or its broker-dealer affiliates by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in TRUST's reasonable judgment, materially impair AVLIC's ability to meet and perform its obligations and duties hereunder. prompt notice of election to terminate shall be furnished by TRUST with said termination to be effective upon receipt of notice;

         (e) In the event TRUST's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by AVLIC. Termination shall be effective upon such occurrence without notice; (f) At the option of TRUST if the Variable Contracts cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code, or if TRUST reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by AVLIC;

         (f) At the option of AVLIC, upon TRUST's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of AVLIC within ten days after written notice of such breach is delivered to TRUST;

         (g) At the option of TRUST, upon AVLIC's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of TRUST within ten days after written notice of such breach is delivered to AVLIC;

         (h) At the option of TRUST, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

         In the event this Agreement is assigned without the prior written consent of AVLIC, TRUST, and ADVISER, termination shall be effective immediately upon such occurrence without notice.

         8.3 Notwithstanding any termination of this Agreement pursuant to
Section 8.2 hereof, TRUST at its option may elect to continue to make available additional TRUST shares, as provided below, for so long as TRUST desires pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, if TRUST so elects to make additional TRUST shares available, the owners of the Existing Contracts or AVLIC, whichever shall have legal authority to do so, shall be permitted to reallocate investments in TRUST, redeem investments in TRUST and/or invest in TRUST upon the payment of additional premiums under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 8.2 hereof, TRUST and ADVISER, as promptly as is practicable under the circumstances, shall notify AVLIC whether TRUST elects to continue to make TRUST shares available after such termination. If TRUST shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either TRUST or AVLIC may terminate the Agreement, as so continued pursuant to this Section 8.3, upon sixty (60) days' prior written notice to the other party.

         8.4 Except as necessary to implement Variable Contract owner initiated transactions, or as required by state insurance laws or regulations, AVLIC shall not redeem the shares attributable to the Variable Contracts (as opposed to the shares attributable to AVLIC'S assets held in the Separate Accounts), and AVLIC shall not prevent Variable Contract owners from allocating payments to a Portfolio that was otherwise available under the Variable Contracts until thirty
(30) days after AVLIC shall have notified TRUST of its intention to do so.

                               Article IX. NOTICES

         Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                           If to TRUST:

                           Deutsche Asset Management VIT Funds
                           c/o PFPC Global Fund Services
                           3200 Horizon Drive
                           King of Prussia, PA 19406-0903
                           Attn: Tom Calabria, Legal Department

                           and

                           c/o Deutsche Asset Management Mutual Fund Services One South Street, Mail Stop 1-18-6
                           Baltimore, MD 21202
                           Attn: Richard Hale

                           If to ADVISER:

                           Deutsche Asset Management, Inc.
                           130 Liberty Street, Mail Stop 2355
                           New York, NY 10006
                           Attn: Mutual Fund Marketing

                           If to AVLIC:

                           Ameritas Variable Life Insurance Company
                           5900 "O" Street
                           Lincoln, NE  68510
                           Attn:  General Counsel

                            Article X. MISCELLANEOUS

         10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

         10.5 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Trustees or officers of TRUST or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with TRUST or a Portfolio must look solely to the property of TRUST or that Portfolio, respectively, for enforcement of any claims against TRUST or that Portfolio. It is also understood that each of the Portfolios shall be deemed to be entering into a separate Agreement with AVLIC so that it is as if each of the Portfolios had signed a separate Agreement with AVLIC and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

         10.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         10.8 If the Agreement terminates, the parties agree that Article 7 and Sections 10.5, 10.6 and 10.7 shall remain in effect after termination.

         10.9 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by TRUST, ADVISER and the AVLIC.

         10.10 No failure or delay by a party in exercising any right or remedy under this Agreement will operate as a waiver thereof and no single or partial exercise of rights shall preclude a further or subsequent exercise. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.

                                      DEUTSCHE ASSET MANAGEMENT VIT FUNDS

                                      By:
                                      Name:
                                      Title:


                                      DEUTSCHE ASSET MANAGEMENT, INC.

                                      By:
                                      Name:
                                      Title:


                                      AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                      By:
                                      Name:        William J. Atherton
                                      Title:       President and COO

                                   Appendix A

to participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., and Ameritas Variable Life Insurance Company

List of Portfolios:

Deutsche Asset Management VIT Funds - Small Cap Index Fund
Deutsche Asset Management VIT Funds - Equity 500 Index Fund
Deutsche Asset Management VIT Funds - EAFE Equity Index Fund

                                   Appendix B

to Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., and Ameritas Variable Life Insurance Company.


List of Variable Separate Accounts:

Ameritas Variable Separate Account VA
("Separate Account VA")

Ameritas Variable Separate Account VL
("Separate Account VL")

                             Participation Agreement
                               as of ______, 2002
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                    Ameritas Variable Life Insurance Company

                                    CONTENTS

Paragraph         Subject Matter

         1.       Parties and Purpose
         2.       Representations and Warranties
         3.       Purchase and Redemption of Trust Portfolio Shares
         4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports
         5.       Voting
         6.       Sales Material, Information and Trademarks
         7.       Indemnification
         8.       Notices
         9.       Termination
         10.      Miscellaneous

                           Schedules to this Agreement

         A.       The Company
         B.       Accounts of the Company
         C. Available Portfolios and Classes of Shares of the Trust; Investment Advisers
         D.       Contracts of the Company
         E.       Other Portfolios Available under the Contracts
         F.       Rule 12b-l Plans of the Trust
         G.       Addresses for Notices
         H.       Shared Funding Order


1. Parties and Purpose

     This agreement (the " Agreement") is between Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and the insurance company identified on Schedule A ("you"), on your own behalf and on behalf of each segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

     The purpose of this Agreement is to entitle you, on behalf of the Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust;

2. Representations and Warranties

     (a)  Representations and Warranties by You

          You  represent and warrant that:

               1. You are an insurance company duly organized and in good standing under the laws of your state of incorporation.

               2. All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

               3. Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder . You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

               4. Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 (" 1940 Act"); or (ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

               5. The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

               6. The Contracts: (i) will be sold by broker-dealers, or their registered representatives, who are registered with the Securities and Exchange Commission (" SEC" ) under the Securities and Exchange Act of 1934, as amended (the" 1934 Act") and who are members in good standing of the National Association of Securities Dealers, Inc. (the "NASD" ); (ii) will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (iii) will be sold in compliance in all material respects with state insurance suitability requirements and NASD suitability guidelines.

               7. The Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

               8. The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

               9. You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

              10. Contracts will not be sold outside of the United States.

              11. With respect to any Accounts which are exempt from registration under the 1940 Act in reliance on 3(c)(1) or Section 3(c)(7) thereof:

               a. the principal underwriter for each such Account and any sub accounts thereof is a registered broker-dealer with the SEC under the 1934 Act;

               b. the shares of the Portfolios of the Trust are and will continue to be the only investment securities held by the corresponding subaccounts; and

               c. with regard to each Portfolio, you, on behalf of the corresponding subaccount; will:

                    (i) vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

                    (ii) refrain from substituting shares of another security
                         for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.

     (b) Representations and Warranties by the Trust

         The Trust represents and warrants that:

               1. It is duly organized and in good standing under the laws of the State of Massachusetts.

               2. All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

               3. It is registered as an open-end management investment company under the 1940 Act.

               4. Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

               5. It will amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

               6. It will comply, in all material respects, with the 1933 and 1940 Acts and the rules and regulations thereunder .

               7. It is currently qualified as a "regulated investment company" under Subchapter M of the Code, it will make every effort to maintain such qualification, and will notify you immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

               8. The investments of each Portfolio will comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817 -5. Upon having a reasonable basis for believing any Portfolio has ceased to comply and will not be able to comply within the grace period afforded by Regulation 1.817-5, the Trust will notify you immediately and will take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

               9. It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan "Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under rule 12b-1, the Trust undertakes to comply with any then current SEC interpretations concerning rule 12b-1 or any successor provisions.

     (c) Representations and Warranties by the Underwriter

         The Underwriter represents and warrants that:

               1. It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

               2. Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

     (d) Warranty and Agreement by Both You and Us

         We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges.

3. Purchase and Redemption of Trust Portfolio Shares

         (a) We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we ( or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any

Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

     (b) We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

     (c) You agree that all net amounts available under the Contracts shall be invested in the Trust or in your general account. Net amounts available under the Contracts may also be invested in an investment company other than the Trust if: (i) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Portfolios; or (ii) you give us forty-five ( 45) days written notice of your intention to make such other investment company available as a funding vehicle for the Contracts; or (iii) such other investment company is available as a funding vehicle for the Contracts at the date of this Agreement and you so inform us prior to our signing this Agreement (a list of such investment companies appears on Schedule E to this Agreement); or (iv) we consent in writing to the use of such other investment company.

     (d) You shall be the designee for us for receipt of purchase orders and requests for redemption resulting from investment in and payments under the Contracts ("Instructions"). The Business Day on which such Instructions are received in proper form by you and time stamped by the close of trading will be the date as of which Portfolio shares shall be deemed purchased, exchanged, or redeemed as a result of such Instructions. Instructions received in proper form by you and time stamped after the close of trading on any given Business Day shall be treated as if received on the next following Business Day. You warrant that all orders, Instructions and confirmations received by you which will be transmitted to us for processing on a Business Day will have been received and time stamped prior to the Close of Trading on that Business Day. Instructions we receive after 9 a.m. Eastern Time shall be processed on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus.

     (e) We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern time).

     (f) You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after we receive the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or to its designated custodian.

     (g) We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us ( or our agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Payments for the purchase or redemption of shares by you may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

     (h) Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

     (i) We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

4. Fees, Expenses, Prospectuses, Proxy Materials and Reports

     (a) We shall pay no fee or other compensation to you under this Agreement except as provided on Schedule F.

     (b) We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials ( or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

     (c) We shall use reasonable efforts to provide you, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as you may reasonably require, as you shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

     (d) At your request, we shall provide you with camera ready copy, in a form suitable for printing, of portions of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios. We shall delete information relating to series of the Trust other than the Portfolios to the extent practicable. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. The expenses of furnishing such documents shall be borne by you. You shall bear the costs of distributing prospectuses and statements of additional information to Contract owners.

     (e) We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. You shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

     (f) You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5. Voting

     (a) All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

     (b) If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

     (c) So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, you shall provide pass-through voting privileges to Contract owners whose Contract values are invested, through the Accounts, in shares of one or more Portfolios of the Trust. We shall require all Participating Insurance Companies to calculate voting privileges in the same manner and you shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by us. With respect to each Account, you will vote shares of each Portfolio of the Trust held by an Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that Account for which voting instructions are received. You and your agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without our prior written consent, which consent may be withheld in our sole discretion.

6. Sales Material, Information and Trademarks

     (a) For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust or Underwriter or refer to the Trust or affiliates of the Trust: advertisements ( such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

     (b) You shall furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "disclosure documents"), as well as any report, solicitation for voting instructions, Sales literature or other Promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. You shall furnish, or shall cause to be furnished, to us or our designee each piece of Sales literature or other Promotional material in which the Trust or an Adviser is named, at least fifteen (15) Business Days prior to its proposed use. No such material shall be used unless we or our designee approve such material and its proposed use.

     (c) You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

     (d) We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and accurately derived from disclosure documents for the Contracts (as such disclosure documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission. We may use the names of you, the Accounts and the Contracts in our sales literature and disclosure documents.

     (e) Except as provided in Section 6(b ), you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

7 . Indemnification

     (a) Indemnification By You

               1. You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act ( collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and

                           a. arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts ( or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           b. arise out of or result from statements or representations ( other than statements or representations contained in and accurately derived from Trust Documents as defined below in Section 7(b)) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                           c. arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in Section 7(b) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

                           d. arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement

                           e. arise out of or result from any material breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

                           f. arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code.

               2. You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable. You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party ( or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this Section 7(a), you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

               3. The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

     (b) Indemnification By The Underwriter

               1. The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7(b)) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the

Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the shares of the Trust or the Contracts and:

                           a. arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus or sales literature of the Trust ( or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to us by or on behalf of you for use in the Registration Statement or prospectus for the Trust or in sales literature ( or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           b. arise out of or as a result of statements or representations (other than statements or representations contained in the disclosure documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

                           c. arise out of any untrue statement or alleged untrue statement of a material fact contained in a disclosure document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

                           d. arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2(b )(7) and the diversification requirements specified above in Section 2(b )(8); or

                           e. arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7(b )(2) and 7(b )(3) hereof.

               2. The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

               3. The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party ( or after such Indemnified party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7(b), the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

               4. You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

     (c) Indemnification By The Trust

               1. The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7(c)) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses ( or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7(c)(2) and 7(c)(3) hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

               2. The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

               3. The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7(c), the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

               4. You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9. Termination

     (a) This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties, unless a shorter time is agreed to in writing by the parties, and shall terminate immediately in the event of its assignment, as that term is used in the 1940 Act.

     (b) This Agreement may be terminated immediately by us upon written notice to you if:

               1. you notify the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts; or

               2. either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that you have suffered a material adverse change in your business, operations, financial condition or prospects since the date of this Agreement or are the subject of material adverse publicity; or

               3. you give us the written notice specified above in Section 3(c) and at the same time you give us such notice there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section 9(b )(3) shall be effective forty-five (45) pays after the notice specified in Section 3(c) was given; or

               4. upon your assignment of this Agreement without our prior written approval.

     (c) If this Agreement is terminated for any reason, except as required by the Shared Funding Order or pursuant to Section 9(b )( 1 ), above, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated as required by the Shared Funding Order, its provisions shall govern.

     (d) The provisions of Sections 2 (Representations and Warranties ) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9(c), except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

     (e) You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except:
(i) as necessary to implement Contract owner initiated or approved transactions;
(ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10. Miscellaneous

     (a) The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

     (b) This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

     (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     (d) This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

     (e) The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

     (f) Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     (g) Each party to this Agreement shall treat as confidential all information reasonably identified as confidential in writing by any other party to this Agreement, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate or use such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party. Without limiting the foregoing, no party to this Agreement shall disclose any information that such party has been advised is proprietary, except such information that such party is required to . disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

     (h) The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

     (i) The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided above in Section 3(c).

     (j) Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

     (k) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.

         The Company:       Ameritas Variable Life Insurance Company

                            By:

                            Name: William J Atherton
                            Title: President and COO


         The Trust:         Franklin Templeton Variable Insurance Products Trust


                            By:

                            Name: Karen L. Skidmore
                            Title: Assistant Vice President. Assistant Secretary


         The Underwriter:   Franklin Templeton Distributors. Inc.


                            By:

                            Name: Philip J. Kearns
                            Title: Vice President

                                   Schedule A

                                   The Company

Ameritas Variable Life Insurance Company
5900 "O" Street
Lincoln, Nebraska  68510

A life insurance company organized as a corporation under Nebraska law.

                                   Schedule B

                             Accounts of the Company

1. Name:           Ameritas Variable Separate Account VL ("Separate Account VL")
Date Established:
SEC Registration Number:

2. Name:           Ameritas Variable Separate Account VA ("Separate Account VA")
Date Established:
SEC Registration Number:

                                   Schedule C

  Available Portfolios and Classes of Shares of the Trust; Investment Advisers


Franklin Templeton Variable Insurance Products Trust       Investment Adviser
----------------------------------------------------       ------------------
Templeton Asset Strategy Fund                 Templeton Investment Counsel, Inc.

Templeton International Securities Fund       Templeton Investment Counsel, Inc.



                                                       Schedule D

                                               Contracts of the Company

------------------------- ------------------- ------------------ -------------------- ------------------ -----------------
                          Contract 1          Contract 2         Contract 3           Contract 4         Contract 5
------------------------- ------------------- ------------------ -------------------- ------------------ -----------------
Contract/Product          Allocator 2000      Allocator 2000     Regent 2000          Executive Select   AVLIC Designer
Name                                          Annuity                                                    Annuity
------------------------- ------------------- ------------------ -------------------- ------------------ -----------------
Registered (Y/N)
------------------------- ------------------- ------------------ -------------------- ------------------ -----------------
SEC Registration Number
------------------------- ------------------- ------------------ -------------------- ------------------ -----------------
Representative Form
Numbers
------------------------- ------------------- ------------------ -------------------- ------------------ -----------------
Separate Account          Separate Account    Separate Account   Separate Account VL  Separate Account   Separate
Name/Date                 VL                  VA                                      VL                 Account VA
Established
------------------------- ------------------- ------------------ -------------------- ------------------ -----------------
SEC Registration Number
------------------------- ------------------- ------------------ -------------------- ------------------ -----------------
Portfolios and            Templeton Asset     Templeton Asset    Templeton Asset      Templeton Asset    Templeton Asset
Classes-Adviser           Strategy Fund,      Strategy Fund,     Strategy Fund,       Strategy Fund,     Strategy Fund,
                          Class               Class              Class                Class              Class
                          2 - Templeton       2 - Templeton      2 - Templeton        2 - Templeton      2 - Templeton
                          Investment          Investment         Investment           Investment         Investment
                          Counsel, Inc.       Counsel, Inc.      Counsel, Inc.        Counsel, Inc.      Counsel, Inc.

                          Templeton           Templeton          Templeton            Templeton          Templeton
                          International       International      International        International      International
                          Securities Fund,    Securities Fund,   Securities Fund,     Securities Fund,   Securities
                          Class 2 -           Class 2 -          Class 2 -            Class 2 -          Fund, Class 2 -
                          Templeton           Templeton          Templeton            Templeton          Templeton
                          Investment          Investment         Investment           Investment         Investment
                          Counsel, Inc.       Counsel, Inc.      Counsel, Inc.        Counsel, Inc.      Counsel, Inc.
------------------------- ------------------- ------------------ -------------------- ------------------ -----------------

                                   Schedule E

                 Other Portfolios Available under the Contracts

The Alger American Fund

Deutsche Asset Management VIT Funds

Calvert Variable Series, Inc. Calvert Portfolios

Fidelity Variable Insurance Products: Service Class 2

Neuberger Berman Advisors Management Trust

Oppenheimer Variable Account Funds

Van Eck Worldwide Insurance Trust

                                   Schedule F

                                Rule 12b-l Plans

Compensation Schedule

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

Portfolio Name                                       Maximum Annual Payment Rate
Templeton International Securities Fund                       0.25%
Templeton Asset Strategy Fund                                 0.25%


Agreement Provisions

         If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

         To the extent the Company or its affiliates, agents or designees (collectively "you") provide administrative and other services which assist in the promotion and distribution of Eligible Shares or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. " Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts ( determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and November .

         You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

         The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-l, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio' s Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

         Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

         The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

         You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                   Schedule G

                              Addresses for Notices

To the Company:            Ameritas Variable Life Insurance Company
                           5900 "O" Street
                           Lincoln, Nebraska 68510
                              Attention:   General Counsel

To the Trust:              Franklin Templeton Variable Insurance Products Trust
                           777 Mariners Island Boulevard
                           San Mateo, California 94404
                              Attention:   Karen L. Skidmore, Assistant Vice
                                           President, Assistant Secretary


To the Underwriter:        Franklin Templeton Distributors, Inc.
                           777 Mariners Island Boulevard
                           San Mateo, California 94404
                              Attention:   Philip J. Kearns, Vice President

                                   Schedule H

                              Shared Funding Order

SECURITIES AND EXCHANGE COMM1SSION

[Rel. No. IC- 24079 ; File No 812-11698]

Order Granting Exemptions; Templeton Variable Products Series Fund, et al.

October 13, 1999

         Templeton Variable Products Series Fund ("Templeton Trust"), Franklin Templeton Variable Insurance Products Trust ("VlP Trust"), Templeton Funds Annuity Company ("TF AC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") filed an application on July 14, 1999, and an amendment on September 17, 1999 seeking an amended order of the Commission pursuant to
Section 6 (c) of the Investment Company Act of 1940 ("1940 Act") exempting them from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15). The prior order (Rel. No. IC-19879) granted exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies. The proposed relief would amend the prior order to add as parties to that order the VIP Trust and any Future Funds and to permit shares of the Templeton Trust, the VIP Trust, and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

         A notice of the filing of the application was issued on September 17, 1999 (Rel. No. IC-24018). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing should be ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

         The matter has been considered, and it is found that granting the requested exemptions is appropriate in the public interest and consistent with the protection of investors and the purposes intended by the policy and provisions of the 1940 Act.

Accordingly,

         IT IS ORDERED, pursuant to Section 6(c) of the 1940 Act, that the requested exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e- 2(b)(15) and 6e-3(T)(b)(15) thereunder, be, and hereby are, granted, effective forthwith.

         For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                                              Jonathan G. Katz
                                              Secretary

                                              /s/ Margaret H. McFarland
                                              -------------------------
                                              By: Margaret H. McFarland
                                                  Deputy Secretary

SECURITIES AND EXCHANGE COMMISSION

[Rel. No. IC- 240 18 ; File No.812-11698]

Templeton Variable Products Series Fund, et al.

September 17, 1999

Agency: Securities and Exchange Commission (the "Commission" or "SEC")

Action: Notice of application for an amended order of exemption pursuant to
Section 6(c) of the Investment Company Act of 1940 (the " 1940 Act") from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder.

Summary of Application: Templeton Variable Products Series Fund (the "Templeton Trust"), Franklin Templeton Variable Insurance Products Trust (formerly Franklin Valuemark Funds) (the "VIP Trust," and together with the Templeton Trust, the "Funds"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") seek an amended order of the Commission to (1) add as parties to that order the VIP Trust and any Future Funds and (2) permit shares of the Funds and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

Applicants: Templeton Variable Products Series Fund, Franklin Templeton Variable Insurance Products Trust, Templeton Funds Annuity Company or any successor to TFAC, and any future open-end investment company for which TF AC or any affiliate is the administrator sub-administrator, investment manager, adviser, principal underwriter, or sponsor (collectively, the "Applicants").

Filing Date: The application was filed on July 14, 1999, and amended and restated on September 17, 1999.

Hearing or Notification of Hearing: An order granting the application will be issued unless the Commission orders a hearing. Interested persons may request a hearing by writing to the Secretary of the Commission and serving Applicants with a copy of the request, personally or by mail. Hearing requests should be received by the Commission by 5:30 p.m. , on October 12, 1999, and should be accompanied by proof of service on the Applicants in the form of an affidavit or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the Secretary of the Commission.

Addresses: Secretary, Securities and Exchange Commission, 450 Fifth Street, NW , Washington, D.C. 20549-0609. Applicants: Templeton Variable Products Series Fund and Franklin Templeton Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo, California 94404, Attn: Karen L. Skidmore, Esq.

For Further Information Contact: Kevin P. McEnery, Senior Counsel, or Susan M. Olson, Branch Chief, Office of Insurance Products, Division of Investment Management, at (202) 942-0670.

     Supplementary Information: The following is a summary of the application. The complete application is available for a fee from the SEC's Public Reference Branch, 450 Fifth Street, N. W., Washington, D.C. 20549-0102 (tel. (202) 942-8090).

Applicants' Representations

         1. Each of the Funds is registered under the 1940 Act as an open-end management investment company and was organized as a Massachusetts business trust. The Templeton Trust currently consists of eight separate series, and the VIP Trust consists of twenty-five separate series. Each Fund's Declaration of Trust permits the Trustees to create additional series of shares at any time. The Funds currently serve as the underlying investment medium for variable annuity contracts and variable life insurance policies issued by various insurance companies. The Funds have entered into investment management agreements with certain investment managers ("Investment Managers") directly or indirectly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries.

         2. TFAC is an indirect, wholly owned subsidiary of Resources. TFAC is the sole insurance company in the Franklin Templeton organization, and specializes in the writing of variable annuity contracts. The Templeton Trust has entered into a Fund Administration Agreement with Franklin Templeton Services, Inc. ("FT Services"), which replaced TFAC in 1998 as administrator, and FT Services subcontracts certain services to TFAC. FT Services also serves as administrator to all series of the YIP Trust. TFAC and FT Services provide certain administrative facilities and services for the YIP and Templeton Trusts

         3. On November 16, 1993, the Commission issued an order granting exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (Investment Company Act Release No.19879, File No.812-8546) (the "Original Order"). Applicants incorporate by reference into the application the Application for the Original Order and each amendment thereto, the Notice of Application for the Original Order and the Original Order, to the extent necessary, to supplement the representations made in the application in support of the requested relief. Applicants represent that all of the facts asserted in the Application for the Original Order and any amendments thereto remain true and accurate in all material respects to the extent that such facts are relevant to any relief on which Applicants continue to rely. The Original Order allows the Templeton Trust to offer its shares to insurance companies as the investment vehicle for their separate accounts supporting variable annuity contracts and variable life insurance contracts (collectively, the "Variable Contracts"). Applicants state that the Original Order does not (i) include the YIP Trust or Future Funds as parties, nor (ii) expressly address the sale of shares of the Funds or any Future Funds to qualified pension and retirement plans outside the separate account context including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(b), 408(k), 414(d), 457(b), 501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, contract, account or annuity that is determined to be within the scope of Treasury Regulation 1.817.5(t)(3)(iii)("Qualified Plans").

         4. Separate accounts owning shares of the Funds and their insurance company depositors are referred to in the application as "Participating Separate Accounts" and "Participating Insurance Companies," respectively. The use of a common management investment company as the underlying investment medium for both variable annuity and variable life insurance separate accounts of a single insurance company (or of two or more affiliated insurance companies) is referred to as "mixed funding." The use of a common management investment company as the underlying investment medium for variable annuity and/or variable life insurance separate accounts of unaffiliated insurance companies is referred to as "shared funding."

Applicants' Legal Analysis:

         1. Applicants request that the Commission issue an amended order pursuant to Section 6(c) of the 1940 Act, adding the YIP Trust and Future Funds to the Original Order and exempting scheduled premium variable life insurance separate accounts and flexible premium variable life insurance separate accounts of Participating Insurance Companies (and to the extent necessary any principal underwriter and depositor of such an account) and the Applicants from Sections 9(a) 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and
6e-3(T)(b)(15) (and any comparable rule) thereunder, respectively, to the extent necessary to permit shares of the Funds and any Future Funds to be sold to and held by Qualified Plans. Applicants submit that the exemptions requested are appropriate in the public interest, consistent with the protection of investors, and consistent with the purposes fairly intended by the policy and provisions of the 1940 Act.

         2. The Original Order does not include the YIP Trust or Future Funds as parties nor expressly address the sale of shares of the Funds or any Future Funds to Qualified Plans. Applicants propose that the YIP Trust and Future Funds be added as parties to the Original Order and the Funds and any Future Funds be permitted to offer and sell their shares to Qualified Plans .

         3. Section 6(c) of the 1940 Act provides, in part that the Commission, by order upon application, may conditionally or unconditionally exempt any person, security or transaction, or any class or classes of persons, securities or transactions from any provisions of the 1940 Act or the rules or regulations thereunder if and to the extent that such exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

         4. In connection with the funding of scheduled premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a unit investment trust ("UIT"), Rule 6e-2(b)(15) provides partial exemptions from various provisions of the 1940 Act, including the following:

(1) Section 9(a), which makes it unlawful for certain individuals to act in the capacity of employee, officer, or director for a UIT, by limiting the application of the eligibility restrictions in Section 9(a) to affiliated persons directly participating in the management of a registered management investment company; and (2) Sections 13(a), 15(a) and 15(b) of the 1940 Act to the extent that those sections might be deemed to require "pass-through" voting with respect to an underlying fund's shares, by allowing an insurance company to disregard the voting instructions of contractowners in certain circumstances.

         5. These exemptions are available, however, only where the management investment company underlying the separate account (the "underlying fund") offers its shares "exclusively to variable life insurance separate accounts of the life insurer, or of any affiliated life insurance company." Therefore, Rule 6e-2 does not permit either mixed funding or shared funding because the relief granted by Rule 6e-2(b)(15) is not available with respect to a scheduled premium variable life insurance separate account that owns shares of an underlying fund that also offers its shares to a variable annuity or a flexible premium variable life insurance separate account of the same company or of any affiliated life insurance company. Rule 6e-2(b)(15) also does not permit the sale of shares of the underlying fund to Qualified Plans.

         6. In connection with flexible premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a UIT, Rule 6e-3(T)(b)(15) also provides partial exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act. These exemptions, however, are available only where the separate account's underlying fund offers its shares "exclusively to separate accounts of the life insurer, or of any affiliated life insurance company, offering either scheduled contracts or flexible contracts, or both; or which also offer their shares to variable annuity separate accounts of the life insurer or of an affiliated life insurance company." Therefore, Rule 6e-3(T) permits mixed funding but does not permit shared funding and also does not permit the sale of shares of the underlying fund to Qualified Plans. As noted above, the Original Order granted the Templeton Trust exemptive relief to permit mixed and shared funding, but did not expressly address the sale of its shares to Qualified Plans.

         7. Applicants note that if the Funds were to sell their shares only to Qualified Plans, exemptive relief under Rule 6e-2 and Rule 6e-3(T) would not be necessary. Applicants state that the relief provided for under Rule 6e-2(b)(15) and Rule 6e-3(T)(b)(15) does not relate to qualified pension and retirement plans or to a registered investment company's ability to sell its shares to such plans.

         8. Applicants state that changes in the federal tax law have created the opportunity for each or the Funds to increase its asset base through the sale of its shares to Qualified Plans. Applicants state that Section 8l7(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the assets underlying Variable Contracts. Treasury Regulations generally require that, to meet the diversification requirements, all of the beneficial interests in the underlying investment company must be held by the segregated asset accounts of one or more life insurance companies. Notwithstanding this, Applicants note that the Treasury Regulations also contain an exception to this requirement that permits trustees of a Qualified Plan to hold shares of an investment company, the shares of which are also held by insurance company segregated asset accounts, without adversely affecting the status of the investment company as an adequately diversified underlying investment of Variable Contracts issued through such segregated asset accounts (Treas. Reg. 1.817-5(t)(3)(iii))

         9. Applicants state that the promulgation of Rules 6e-2(b)(15) and 6e-3(1)(b)(15) under the 1940 Act preceded the issuance of these Treasury Regulations. Thus, Applicants assert that the sale of shares of the same investment company to both separate accounts and Qualified Plans was not contemplated at the time of the adoption of Rules 6e-2(b)(15) and 6e-3(T)(b)(15).

         10. Section 9(a) provides that it is unlawful for any company to serve as investment adviser or principal underwriter of any registered open-end investment company if an affiliated person of that company is subject to a disqualification enumerated in Sections 9(a)(1) or (2). Rules 6e-2(b)(15) and 6e-3(T)(b)(15) provide exemptions from Section 9(a) under certain circumstances, subject to the limitations on mixed and shared funding. These exemptions limit the application or the eligibility restrictions to affiliated individuals or companies that directly participate in the management of the underlying portfolio investment company.

         11. Applicants state that the relief granted in Rules 6e-2(b)(15) and 6e-3(T)(b)(15) from the requirements of Section 9 limits, in effect, the amount of monitoring of an insurer's personnel that would otherwise be necessary to ensure compliance with Section 9 to that which is appropriate in light of the policy and purposes of Section 9. Applicants submit that those Rules recognize that it is not necessary for the protection of investors or the purposes fairly intended by the policy and provisions of the 1940 Act to apply the provisions of Section 9(a) to the many individuals involved in an insurance company complex, most of whom typically will have no involvement in matters pertaining to investment companies funding the separate accounts.

         12. Applicants to the Original Order previously requested and received relief from Section 9(a) and Rules 6e-2(b)(15) and 6e-3(I)(b)(15) to the extent necessary to permit mixed and shared funding. Applicants maintain that the relief previously granted from Section 9(a) will in no way be affected by the proposed sale of shares of the Funds to Qualified Plans. Those individuals who participate in the management or administration of the Funds will remain the same regardless of which Qualified Plans use such Funds. Applicants maintain that more broadly applying the requirements of Section 9(a) because of investment by Qualified Plans would not serve any regulatory purpose. Moreover, Qualified Plans, unlike separate accounts, are not themselves investment companies and therefore are not subject to Section 9 of the 1940 Act.

         13. Applicants state that Rules 6e-2(b)(15)(iii) and 6c-3(T)(b)(15)(III) provide exemptions from the pass-through voting requirement with respect to several significant matters, assuming the limitations on mixed and shared funding are observed. Rules 6e-2(b)(15)(iii)(A) and 6e-3(T)(b)(15)(iii)(A) provide that the insurance company may disregard the voting instructions of its contractowners with respect to the investments of an underlying fund or any contract between a fund and its investment adviser, when required to do so by an insurance regulatory authority (subject to the provisions of paragraphs (b)(5)(i) and (b)(7)(ii)(A) of the Rules). Rules 6e-2(b)(15)(iii)(B) and 6e-3(f)(b)(15)(iii)(A)(2) provide that the insurance company may disregard contractowners' voting instructions if the contractowners initiate any change in such company's investment policies, principal underwriter, or any investment adviser (provided that disregarding such voting instructions is reasonable and subject to the other provisions of paragraphs
(b)(5)(ii) and (b)(7)(ii)(B) and (C) of the Rules).

         14. Applicants assert that Qualified Plans, which are not registered as investment companies under the 1940 Act, have no requirement to pass-through the voting rights to plan participants. Applicants state that applicable law expressly reserves voting rights to certain specified persons. Under Section 403(a) of the Employment Retirement Income Security Act ("ERISA"), shares of a fund sold to a Qualified Plan must be held by the trustees of the Qualified Plan. Section 403(a) also provides that the trustee(s) must have exclusive authority and discretion to manage and control the Qualified Plan with two exceptions: (1) when the Qualified Plan expressly provides that the trustee(s) are subject to the direction of a named fiduciary who is not a trustee in which case the trustees are subject to proper directions made in accordance with the terms of the Qualified Plan and not contrary to ERISA; and (2) when the authority to manage, acquire or dispose of assets of the Qualified Plan is delegated to one or more investment managers pursuant to Section 402(c)(3) of ERISA. Unless one of the two above exceptions stated in Section 403(a) applies, Qualified Plan trustees have the exclusive authority and responsibility for voting proxies. Where a named fiduciary to a Qualified Plan appoints an investment manager, the investment manager has the responsibility to vote the shares held unless the right to vote such shares is reserved to the trustees or the named fiduciary. Where a Qualified Plan does not provide participants with the right to give voting instructions, Applicants do not see any potential for material irreconcilable conflicts of interest between or among variable contract holders and Qualified Plan investors with respect to voting of the respective Fund's shares. Accordingly, Applicants state that, unlike the case with insurance company separate accounts, the issue of the resolution of material irreconcilable conflicts with respect to voting is not present with respect to such Qualified Plans since the Qualified Plans are not entitled to pass-through voting privileges.

         15. Even if a Qualified Plan were to hold a controlling interest in one of the Funds, Applicants believe that such control would not disadvantage other investors in such Fund to any greater extent than is the case when any Institutional shareholder holds a majority of the voting securities of any open-end management investment company. In this regard, Applicants submit that investment in a Fund by a Qualified Plan will not create any of the voting complications occasioned by mixed funding or shared funding. Unlike mixed or shared funding, Qualified Plan investor voting rights cannot be frustrated by veto rights of insurers or state regulators.

         16. Applicants state that some of the Qualified Plans however, may provide for the trustee(s), an investment adviser (or advisers), or another named fiduciary to exercise voting rights in accordance with instructions from participants. Where a Qualified Plan provides participants with the right to give voting instructions, Applicants see no reason to believe that participants in Qualified Plans generally or those in a particular Qualified Plan, either as a single group or in combination with participants in other Qualified Plans, would vote in a manner that would disadvantage Variable Contract holders. In sum, Applicants maintain that the purchase of shares of the Funds by Qualified Plans that provide voting rights does not present any complications not otherwise occasioned by mixed or shared funding.

         17. Applicants do not believe that the sale of the shares of the Funds to Qualified Plans will increase the potential for material irreconcilable conflicts of interest between or among different types of investors. In particular, Applicants see very little potential for such conflicts beyond that which would otherwise exist between variable annuity and variable life insurance contractowners.

         18. As noted above, Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable contracts held in an underlying mutual fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance, as applicable, for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

         19. Treasury Department Regulations issued under Section 817(h) provide that, in order to meet the statutory diversification requirements, all of the beneficial interests in the investment company must be held by the segregated asset accounts of one or more insurance companies. However, the Regulations contain certain exceptions to this requirement, one of which allows shares in an underlying mutual fund to be held by the trustees of a qualified pension or retirement plan without adversely affecting the ability of shares in the underlying fund also to be held by separate accounts of insurance companies in connection with their variable contracts (Treas. Reg. 1.817-5(t)(3)(iii). Thus, Applicants believe that the Treasury

Regulations specifically permit "qualified pension or retirement plans" and separate accounts to invest in the same underlying fund. For this reason, Applicants have concluded that neither the Code nor the Treasury Regulations or revenue rulings thereunder presents any inherent conflict of interest.

         20. Applicants note that while there are differences in the manner in which distributions from Variable Contracts and Qualified Plans are taxed, these differences will have no impact on the Funds. When distributions are to be made, and a Separate Account or Qualified Plan is unable to net purchase payments to make the distributions, the Separate Account and Qualified Plan will redeem shares of the Funds at their respective net asset value in conformity with Rule 22c-1 under the 1940 Act (without the imposition of any sales charge) to provide proceeds to meet distribution needs. A Qualified Plan will make distributions in accordance with the terms of the Qualified Plan.

         21. Applicants maintain that it is possible to provide an equitable means of giving voting rights to Participating Separate Account contractowners and to Qualified Plans. In connection with any meeting of shareholders, the Funds will inform each shareholder, including each Participating Insurance Company and Qualified plan of information necessary for the meeting, including their respective share of ownership in the relevant fund. Each Participating Insurance Company will then solicit voting instructions in accordance with Rules 6e-2 and 6e-3(T), as applicable, and its participation agreement with the relevant Fund Shares held by Qualified Plans will be voted in accordance with applicable law. The voting rights provided to Qualified Plans with respect to shares of the Funds would be no different from the voting rights that are provided to Qualified Plans with respect to shares of funds sold to the general public.

         22. Applicants have concluded that even if there should arise issues with respect to a state insurance commissioner's veto powers over investment objectives where the interests of contractowners and the interests of Qua1ified Plans are in conflict, the issues can be almost immediately resolved since the trustees of (or participants in) the Qualified Plans can, on their own, redeem the shares out of the Funds. Applicants note that state insurance commissioners have been given the veto power in recognition of the fact that insurance companies usually cannot simply redeem their separate accounts out of one fund and invest in another. Generally, time-consuming, complex transactions must be undertaken to accomplish such redemptions and transfers. Conversely, the trustees of Qualified Plans or the participants in participant-directed Qualified Plans can make the decision quickly and redeem their interest in the Funds and reinvest in another funding vehicle without the same regulatory impediments faced by separate accounts or, as is the case with most Qualified Plans, even hold cash pending suitable investment.

         23. Applicants also state that they do not see any greater potential for material irreconcilable conflicts arising between the interests of participants under Qualified Plans and contractowners of Participating Separate Accounts from possible future changes in the federal tax laws than that which already exist between variable annuity contractowners and variable life insurance contractowners .

         24. Applicants state that the sale of shares of the Funds to Qualified Plans in addition to separate accounts of Participating Insurance Companies will result in an increased amount of assets available for investment by the Funds. This may benefit variable contractowners by promoting economies of scale, by permitting increased safety of investments through greater diversification, and by making the addition of new portfolios more feasible.

         25. Applicants assert that, regardless of the type of shareholders in each Fund, each Fund's Investment Manager is or would be contractually and otherwise obligated to manage the Fund solely and exclusively in accordance with that Fund's investment objectives, policies and restrictions as well as any guidelines established by the Board of Trustees of such Fund (the "Board"). The Investment Manager works with a pool of money and (except in a few instances where this may be required in order to comply with state insurance laws) does not take into account the identity of the shareholders. Thus, each Fund will be managed in the same manner as any other mutual fund. Applicants therefore see no significant legal impediment to permitting the sale of shares of the Funds to Qualified Plans.

         26. Applicants state that the Commission has permitted the amendment of a substantially similar original order for the purpose of adding a party to the original order and has permitted open-end management investment companies to offer their shares directly to Qualified Plans in addition to separate accounts of affiliated or unaffiliated insurance companies which issue either or both variable annuity contracts or variable life insurance contracts. Applicants state that the amended order sought in the application is identical to precedent with respect to the conditions App1icants propose should be imposed on Qualified Plans in connection with investment in the Funds.

Applicants' Conditions:

         If the requested amended order is granted, Applicants consent to the following conditions:

         1. A majority of the Board of each Fund shall consist of persons who are not "interested persons" thereof, as defined by Section 2(a)(19) of the 1940 Act, and the rules thereunder and as modified by any applicable orders of the Commission, except that if this condition is not met by reason of the death, disqualification or bona fide resignation of any Board Member or Members, then the operation of this condition shall be suspended: (a) for a period of 45 days if the vacancy or vacancies may be filled by the remaining Board Members; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the Commission may prescribe by order upon application.

         2. The Board will monitor their respective Fund for the existence of any material irreconcilable conflict among the interests of the Variable Contract owners of all Separate Accounts investing in the Funds and of the Qualified Plan participants investing in the Funds. The Board will determine what action, if any, shall be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of Qualified Plans; (f) a decision by an insurer to disregard the voting instructions of Variable Contract owners; or (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of Qualified Plan participants.

         3. Participating Insurance Companies, the Investment Managers, and any Qualified Plan that executes a fund participation agreement upon becoming an owner of 10 percent or more of the assets of an

Fund (a "Participating Qualified Plan"), will report any potential or existing conflicts of which it becomes aware to the Board of any relevant Fund. Participating Insurance Companies, the Investment Managers and the Participating Qualified Plans will be responsible for assisting the Board in carrying out its responsibilities under these conditions by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This responsibility includes, but is not limited to, an obligation by each Participating Insurance Company to inform the Board whenever voting instructions of Contract owners are disregarded and, if pass-through voting is applicable, an obligation by each Participating Qualified Plan to inform the Board whenever it has determined to disregard Qualified Plan participant voting instructions. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Insurance Companies investing in the Funds under their agreements governing participation in the Funds, and such agreements shall provide that these responsibilities will be carried out with a view only to the interests of the Variable Contract owners. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Qualified Plans under their agreements governing participation in the Funds, and such agreements will provide that their responsibilities will be carried out with a view only to the interests of Qualified Plan participants.

         4. If it is determined by a majority of the Board of a Fund, or by a majority of the disinterested Board Members, that a material irreconcilable conflict exists, the relevant Participating Insurance Companies and Participating Qualified Plans will, at their own expense and to the extent reasonably practicable as determined by a majority of the disinterested Board Members, take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) in the case of Participating Insurance Companies, withdrawing the assets allocable to some or all of the Separate Accounts from the Fund or any portfolio thereof and reinvesting such assets in a different investment medium, including another portfolio of an Fund or another Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contract owners or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; (b) in the case of Participating Qualified Plans, withdrawing the assets allocable to some or all of the Qualified Plans from the Fund and reinvesting such assets in a different investment medium; and (c) establishing a new registered management investment company or managed Separate Account. If a material irreconcilable conflict arises because of a decision by a Participating Insurance Company to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, then the insurer may be required, at the Fund's election, to withdraw the insurer's Separate Account investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. If a material irreconcilable conflict arises because of a Participating Qualified Plan's decision to disregard Qualified Plan participant voting instructions, if applicable, and that decision represents minority position or would preclude a majority vote, the Participating Qualified Plan may be required, at the Fund's election, to withdraw its investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take remedial action in the event of a determination by a Board of a material irreconcilable conflict and to bear the cost of such remedial action will be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds, and these responsibilities will be carried out with a view only to the interest of Variable Contract owners and Qualified Plan participants.

         5. For purposes of Condition 4, a majority of the disinterested Board Members of the applicable Board will determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will the relevant Fund or the Investment Managers be required to establish a new funding medium for any Contract. No Participating Insurance Company shall be required by Condition 4 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by vote of a majority of the Variable Contract owners materially and adversely affected by the material irreconcilable conflict. Further, no Participating Qualified Plan shall be required by Condition 4 to establish a new funding medium for any Participating Qualified Plan if (a) a majority of Qualified Plan participants materially and adversely affected by the irreconcilable material conflict vote to decline such offer, or (b) pursuant to governing Qualified Plan documents and applicable law, the Participating Qualified Plan makes such decision without a Qualified Plan participant vote.

         6. The determination of the Board of the existence of a material irreconcilable conflict and its implications will be made known in writing promptly to all Participating Insurance Companies and Participating Qualified Plans.

         7. Participating Insurance Companies will provide pass-through voting privileges to Variable Contract owners who invest in registered Separate Accounts so long as and to the extent that the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges for Variable Contract owners. As to Variable Contracts issued by unregistered Separate Accounts, pass-through voting privileges will be extended to participants to the extent granted by issuing insurance companies. Each Participating Insurance Company will also vote shares of the Funds held in its Separate Accounts for which no voting instructions from Contract owners are timely received, as well as shares of the Funds which the Participating Insurance Company itself owns, in the same proportion as those shares of the Funds for which voting instructions from contract owners are timely received. Participating Insurance Companies will be responsible for assuring that each of their registered Separate Accounts participating in the Funds calculates voting privileges in a manner consistent with other Participating Insurance Companies. The obligation to calculate voting privileges in a manner consistent with all other registered Separate Accounts investing in the Funds will be a contractual obligation of all Participating Insurance Companies under their agreements governing their participation in the Funds. Each Participating Qualified Plan will vote as required by applicable law and governing Qualified Plan documents.

         8. All reports of potential or existing conflicts received by the Board of a Fund and all action by such Board with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Qualified Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the meetings of such Board or other appropriate records, and such minutes or other records shall be made available to the Commission upon request.

         9. Each Fund will notify all Participating Insurance Companies that separate disclosure in their respective Separate Account prospectuses may be appropriate to advise accounts regarding the potential risks of mixed and shared funding. Each Fund shall disclose in its prospectus that (a) the Fund is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for qualified pension and retirement plans; (b) due to differences of tax treatment and other considerations, the interests of various Contract owners participating in the Fund and/or the interests of Qualified Plans investing in the Fund may at some time be in conflict; and (c) the Board of such Fund will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

         10. Each Fund will comply with all provisions of the 1940 Act requiring voting by shareholders (which, for these purposes, will be the persons having a voting interest in the shares of the Funds), and, in particular, the Funds will either provide for annual shareholder meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act, although the Funds are not the type of trust described in Section 16(c) of the 1940 Act, as well as with Section 16(a) of the 1940 Act and, if and when applicable, Section 16(b) of the 1940 Act. Further, each Fund will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Board Members and with whatever rules the Commission may promulgate with respect thereto.

         11. If and to the extent Rules 6e-2 or 6e-3(T) under the 1940 Act is amended, or proposed Rule 6e-3 under the 1940 Act is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder, with respect to mixed or shared funding on terms and conditions materially different from any exemptions granted in the order requested in the application, then the Funds and/or Participating Insurance Companies and Participating Qualified Plans, as appropriate, shall take such steps as may be necessary to comply with such Rules 6e-2 and 6e-3(T), as amended, or proposed Rule 6e-3, as adopted, to the extent that such Rules are applicable.

         12. The Participating Insurance Companies and Participating Qualified Plans and/or the Investment Managers, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out obligations imposed upon it by the conditions contained in the application. Such reports, materials and data will be submitted more frequently if deemed appropriate by the Board. The obligations of the Participating Insurance Companies and Participating Qualified Plans to provide these reports, materials and data to the Board, when the Board so reasonably requests, shall be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds.

         13. If a Qualified Plan should ever become a holder of ten percent or more of the assets of a Fund, such Qualified Plan will execute a participation agreement with the Fund that includes the conditions set forth herein to the extent applicable. A Qualified Plan will execute an application containing an acknowledgment of this condition upon such Qualified Plan's initial purchase of the shares of any Fund.

Conclusion:

         Applicants assert that, for the reasons summarized above, the requested exemptions are appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

         For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                                             Jonathan G. Katz
                                             Secretary

                                             /s/ Margaret H. McFarland
                                             -------------------------
                                             By: Margaret H. McFarland
                                                 Deputy Secretary

                          FUND PARTICIPATION AGREEMENT

Ameritas Variable Life Insurance Company ("Insurance Company") and Van Eck Worldwide Insurance Trust ("Trust") hereby agree this ____ day of ______________, 2002 that Van Eck Worldwide Hard Assets Fund shall be made available to serve as an underlying investment medium for individual Variable Life Insurance and Annuity Contracts ("Contracts") to be offered by Insurance Company subject to the following provisions:

1. Insurance Company represents that it has established the Ameritas Variable Separate Account VA and Ameritas Variable Separate Account VL (the "Variable Accounts"), separate accounts under Nebraska law, and has registered each as a unit investment trust under the Investment Company Act of 1940 (" 1940 Act") to serve as an investment vehicle for the applicable Contracts. The Contracts provide for the allocation of net amounts received by Insurance Company to separate series of the Variable Account for investment in the shares of specified investment companies selected among those companies available through the Variable Account to act as underlying investment media. Selection of particular investment company is made by the Contract owner who may change such selection from time to time in accordance with the terms of the applicable Contract.

2. The Trust has received an order from the Commission dated September 19, 1990, (File No. 812-7451) granting participating insurance companies and their separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e- 2(b)(15) and 6e-3(T)(b)(15) thereunder to the extent necessary to permit shares of the Portfolios of the Trust to be sold to and held by variable annuity and variable life insurance, separate accounts of life insurance companies.

3. The Trust or the Adviser will provide closing net asset value, dividend and capital gain information at the close of trading each business day to Insurance Company or its designated Agent. Insurance Company will use this data to calculate unit values, which will in turn be used to process that same business day's Variable Account unit value. The Variable Account processing will be done the same evening, and orders will be placed the morning of the following business day. Orders will be sent directly to the Trust or its specified agent, and payment for purchases will be wired to a custodial account designated by the Trust or the Adviser, so as to coincide with the order for Trust shares. The Trust will execute the orders at the net asset value as determined as of the close of trading on the prior day. Dividends and capital gains distributions shall be reinvested in additional shares at the ex-date net asset value.

4. All expenses incident to the performance by the Trust under this Agreement shall be paid by the Trust "The Trust" shall pay the cost of registration of Trust shares with the Securities and Exchange Commission ("SEC") The Trust shall distribute, to the Variable Account, proxy material, periodic Trust reports to shareholders and other material the Trust may require to be sent to Contract owners. The Trust shall pay the cost of qualifying Trust shares in states where required. The Trust will provide Insurance Company with a reasonable quantity of the Trust's Prospectus and the reports to be used in contemplation of this Agreement. The Trust will provide Insurance Company with a copy of the Statement of Additional Information suitable for duplication.

5. Insurance Company and its agents shall make no representation concerning the Trust or Trust shares except those contained in the then current prospectuses of the Trust and in current printed sales literature of the Trust.

6. Administrative services to Contract owners shall be the responsibility of Insurance Company, and shall not be the responsibility of the Trust or the Adviser.

7. The Trust shall comply with Sections 817(h) and 851 of the Internal Revenue Code of 1986, if applicable, and the regulations thereunder, and the applicable provisions of the 1940 Act relating to the diversification requirements for variable annuity, endowment, and life insurance contracts. Upon request, the Trust shall provide Insurance Company with a letter from the appropriate Trust officer certifying the Trust's compliance with the diversification requirements and qualification as a regulated investment company.

8. Insurance Company agrees to inform the Board of Trustees of the Trust of the existence of, or any potential for; any material irreconcilable conflict of interest between the interests of the Contract owners of the Variable Account investing in the Trust and/or any other separate account or any other insurance company investing in the Trust. A material irreconcilable conflict may arise for a variety of reasons, including:

     (a)  an action by any state insurance or other regulatory authority;

     (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, or any similar action by insurance, tax or securities regulatory authorities;

     (c)  an administrative or judicial decision in any relevant proceeding;

     (d) the manner in which the investments of any Portfolio are being managed;

     (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners or by variable annuity or life insurance contract owners of different life insurance companies utilizing the Trust;

     (f) a decision by Insurance Company to disregard the voting instructions of contract owners.

         Insurance Company will be responsible for assisting the Board of Trustees of the Trust in carrying out its responsibilities by providing the Board with all information reasonably necessary for the Board to consider any issue raised, including information as to a decision by Insurance Company to disregard voting instructions of Contract owners. It is agreed that if it is determined by a majority of the members of the Board of Trustees of the Trust or a majority of its disinterested Trustees that a material irreconcilable conflict exists affecting Insurance Company, Insurance Company shall, at its own expense, take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps may include, but are not limited to,

          (a) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Trust or submitting the questions of whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any particular group (i.e., annuity Contract owners, life insurance Contract owners or qualified Contract owners) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change;

          (b) establishing a new registered management investment company or managed separate account.

If a material irreconcilable conflict arises because of Insurance Company's decision to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, Insurance Company may be required, at the Trust's election, to withdraw the Variable Account's investment in the Trust. No charge or penalty will be imposed against the Variable Account as a result of such withdrawal. Insurance Company agrees that any remedial action taken by it in resolving any material conflicts of interest will be carried out with a view only to the interests of Contract owners. For purposes hereof, a majority of the disinterested members of the Board of Trustees of the Trust shall determine whether any proposed action adequately remedies any material irreconcilable conflict. In no event will the Trust be required to establish a new funding medium for any Contracts. Insurance company shall not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of affected Contract owners. The Trust will undertake to promptly make known to Insurance Company the Board of Trustees' determination of the existence of a material irreconcilable conflict and its implications.

9. This Agreement shall terminate as to the sale and issuance of new contracts:

     (a) at the option of any party upon 60 days advance written notice to the other parties, unless a shorter time is agreed to by the parties;

     (b) at the option of the Trust or the Trust Distributor ("Distributor") if the Contracts issued by Insurance Company cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code or if the Contracts are not registered, issued or sold in accordance with applicable state and/or federal law; or

     (c) at the option of any party upon a determination by a majority of the Trustees of the Trust or a majority of its disinterested Trustees, that a material irreconcilable conflict exists; or

     (d) at the option of Insurance Company upon institution of formal proceedings against the Trust or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or the Distributor's duties under this Agreement or related to the sale of Portfolio shares or the operation of the Portfolio; or

     (e) at the option of Insurance Company if the Trust or a Portfolio fails to meet the diversification requirements specified in Section 3.2{e) hereof; or

     (f) at the option of Insurance Company if shares of the Series are not reasonably available to meet the requirements of the Variable Contracts issued by Insurance Company; as determined by Insurance Company, and upon prompt notice by Insurance Company to the other parties; or

     (g) at the option of Insurance Company in the event any of the shares of the Portfolio are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment media of the Variable Contracts issued or to be issued by Insurance Company; or

     (h) at the option of Insurance Company, if the Portfolio fails to qualify as a Regulated Investment Company under Subchapter M of the Code; or
          (i) at the option of the Distributor if it shall determine in its sole judgment exercised in good faith, that Insurance Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity.

10. Termination as the result of any cause listed in the preceding paragraph shall not affect the Trust's obligation to furnish Trust shares in respect of dividends and capital gain distributions on existing shares for Contracts then force for which the shares of the Trust serve or may serve as an underlying medium, unless such further sale of Trust shares is proscribed by law or the SEC or other regulatory body. The Trust shall not be obligated to furnish Trust shares for purchases after termination. The Trust reserves the right to reject any purchase order.

11. Each notice required by this Agreement shall be given by wire and confirmed in writing to:

     Van Eck Worldwide Insurance Trust  Ameritas Variable Life Insurance Company
     99 Park Avenue                     5900 "O" Street
     New York, New York 10016           Lincoln, Nebraska 68510
     Attention: President               Attention:  General Counsel

     Van Eck Associates Corp.           Fred Bellamy
     99 Park Avenue                     Sutherland, Asbill and Brennan
     New York, New York 10016           1275 Pennsylvania Avenue, N.W.
     Attn: President                    Washington, DC 20004-2404

12. Advertising and sales literature with respect to the Trust prepared by Insurance Company or its agents for use in marketing its contracts will be submitted to the Trust for review before such material is submitted to the SEC or NASD for review.

13. Insurance Company will distribute all proxy material furnished by the Trust and will vote Trust shares in accordance with instructions received from the Contract owners of such Trust shares. Insurance Company shall vote the Trust shares for which no instructions have been received in the same proportion as Trust shares for which said instructions have been received from Contract owners. Insurance Company and its agents will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Trust shares held for such Contract owners.

14. Insurance Company shall designate certain persons and entities which shall have the requisite licenses to solicit applications for the sale of Contracts. No representation is made as to the number of amount of contracts that are to be sold by Insurance Company. Insurance Company shall make reasonable efforts to market the Contracts and shall comply with all applicable federal and state laws in connection therewith.

15. Issuance and transfer of the Trust's Portfolios shares will be by book entry only. Stock certificates will not be issued to the Insurance Company or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each account.

     The Trust shall furnish, on or before the ex-dividend date notice to the Insurance Company of any income dividends or capital gain distributions payable on the shares of any Portfolio of the Trust. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of that Portfolio. The Trust shall notify the

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

     Insurance Company of the number of shares so issued as payment of such dividends and distributions.

16. Indemnification by the Insurance Company. The Company agrees to indemnify and hold harmless the Advisor, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Insurance Company, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively , "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Contracts or Trust shares and:

     (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement or prospectus for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Insurance Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Insurance Company by or on behalf of the trust for use in Insurance Company Documents or otherwise for use in connection with the sale of the Contracts of Trust shares; or

     (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents) or wrongful conduct of the Insurance Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

     (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Insurance Company; or (iv) arise out of or result from any failure by the Insurance Company to provide the services or furnish the materials required under the terms of this Agreement; or
          (v) arise out of or result from any material breach of any representation and/or warranty made by the Insurance Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Insurance Company; or

     (d) arise out or result from the provision by the Insurance Company to the Trust of insufficient or incorrect information regarding the purchasing or sale of shares of any Portfolio, or the failure of the Company to provide such information on a timely basis.

17. Indemnification by the Trust The Trust agrees to indemnify and hold harmless the Company and each of its directors, officers, employees, and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against Losses, to which the

     Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or. acquisition of the Contracts or Trust shares and:

     (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Trust (or any amendment or supplement thereto), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Advisor or the Trust by or on behalf of the Insurance Company for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust shares and; or

     (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Insurance Company Documents) or wrongful conduct of the Trust or persons under its control, with respect to the sale or acquisition of the Contracts or Portfolio shares; or

     (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Insurance Company Documents or the omission or alleged omission to state therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Insurance Company by or on behalf of the Trust; or

     (d) arise out of or result from any failure by the advisor or the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

     (e) arise out of or result from any material breach of any representation and/or warranty made by the Advisor or the Trust in this Agreement or arise out of a result from any other material breach of this Agreement by the Advisor or the Trust.

18. None of the Insurance Company, the Trust or the Advisor shall be liable under the indemnification provisions of Sections 16 and 17 with respect to any Losses incurred or assessed against an Indemnified Party that arise from such Indemnified Party's willful misfeasance, bad faith or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement. Nothing herein shall entitle an indemnified party to punitive or special, (excluding attorney fees and court costs as provided in Sections 16 and 17) consequential or exemplary damages or damages of like kind or nature and with respect to an incorrect calculation on reporting or untimely reporting of net asset value, dividend or capital gain distribution rate, all liability, loss and damages shall be limited to the amount required to correct the value of the Account as if there had been no incorrect calculation or reporting or untimely reporting of net asset value, dividend or capital gain rate.

19. None of the Insurance Company, the Trust or the Advisor shall be liable under the indemnification provisions with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the other party in writing within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim shall have been served upon or otherwise received by such Indemnified Party (or after such

     Indemnified Party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability which it may have to the Indemnified Party in the absence of Sections 16 and 17.

20. In case any such action is brought against an Indemnified Party, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the Indemnified Party of an election to assume such defense, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

21. This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

22. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

23. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Virginia. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the Commission granting exemptive relief therefrom and the conditions of such orders. Copies of any such orders shall be promptly forwarded by the Trust to the Company.

24. Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

25. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws .

26.  This Agreement shall not be exclusive in any respect.

27. Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

28. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

29. Each party hereto shall, except as required by law or otherwise permitted by this Agreement, treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto, and shall not disclose such confidential information without the written consent of the affected party unless such information has become publicly available or is required to be disclosed by, law, rule, regulation or court order.

30. The Term "Van Eck Worldwide Insurance Trust" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Trust dated January 7, 1986 as the same may subsequently thereto have been, or subsequently hereto be amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any Trustees, shareholders, nominees, officers, agents or employees or the Trust, personally, but bind only the assets and property of the Trust, as provided in the Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the Trust, acting as such, and neither such authorization by such officer shall be deemed to have been made by any of them personally, but shall bind only the assets and property of the Trust as provided in its Master Trust Agreement.


IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first set forth above.

                                      AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                      By:
                                      Name:  William J. Atherton
                                      Title: President and COO


                                      VAN ECK WORLDWIDE INSURANCE TRUST

                                      By:
                                      Name:
                                      Title:


                                      VAN ECK ASSOCIATES CORPORATION

                                      By:
                                      Name:
                                      Title:




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